                                                                 EXHIBIT 10.1(1)

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Agreement") is made and dated as of the 27th day of June, 1997, by and among BANKBOSTON, N.A., formerly known as The First National Bank of Boston ("BankBoston"), and THE SUMITOMO BANK OF CALIFORNIA ("Sumitomo") (BankBoston, Sumitomo and those other lenders from time to time party hereto being referred to herein individually as a "Bank" and, collectively, as the "Banks"), BANKBOSTON, as the successor agent for the Banks (in such capacity, the "Agent"), SUMITOMO, as the successor security agent (in such capacity, the "Security Agent"), CHART HOUSE, INC. (the "Company"), CHART HOUSE ENTERPRISES, INC. (the "Parent") and BIG WAVE, INC. ("Big Wave") (the Parent and Big Wave being sometimes referred to herein, jointly and severally, as the "Guarantors").


                                    RECITALS

     A. Pursuant to that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 17, 1993 by and among the Company, the Guarantors, Paradise Bakery, Inc., the banks party thereto (including BankBoston and Sumitomo) and BankBoston as the original "Agent" thereunder (as amended to date, including, without limitation, pursuant to that certain Consent to Disposition and Agreement for Substitution of Collateral, dated as of May 30, 1996 and that certain waiver and amendment letter dated August 14, 1996, the "Existing Credit Agreement"), the banks party thereto agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

     B. Pursuant to that certain Amendment No. 2 dated as of April 26, 1995 BankBoston resigned as Agent and Security Agent under the Existing Credit Agreement and Sanwa Bank California ("Sanwa") was appointed to such positions (Sanwa, acting in such capacities, being referred to herein as the "Resigning Agent" and the "Resigning Security Agent"). Sanwa has indicated that it desires to withdraw as a Bank under the Existing Credit Agreement and, concurrently, to resign from its positions as the Current Agent and the Current Security Agent thereunder and BankBoston and Sumitomo, as the remaining banks under the Existing Credit Agreement, the Company and the Guarantors have agreed to such withdrawal and resignation effective as of the Effective Date (as that term and capitalized terms not otherwise defined herein are defined in Paragraph 14 below).

     C. The Company, the Agent, BankBoston, Sumitomo and Sanwa have agreed to amend the Existing Credit Agreement to reflect the withdrawal and resignation of Sanwa and the appointment of BankBoston as successor Agent and of Sumitomo as successor Security Agent and, following such amendment, the Company, the Agent, the Security Agent, BankBoston and Sumitomo, as Banks, desire to further amend the Existing Credit Agreement among themselves and, for convenience of reference, to restate the Existing Credit Agreement in its entirety as set forth more particularly herein.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   AGREEMENT

  1.  Revolving Credit Facility.
      -------------------------

      1(a) Revolving Credit Limit. On the terms and subject to the conditions
           ----------------------
set forth herein, the Banks severally agree that they shall from time to time to but not including the Revolving Loan Maturity Date, make revolving loans (the "Revolving Loans" or a "Revolving Loan") to the Company, pro rata in accordance with their respective Percentage Shares, in an aggregate amount not to exceed at any one time outstanding: (1) the Revolving Loan Credit Limit, less (2) the aggregate dollar amount of Letters of Credit Outstanding on such date.

     1(b) Principal Repayment. Subject to the prepayment requirements of
          -------------------
Paragraph 4(e) below and the conversion and continuation requirements of
--------------
Paragraph 3 below, the Company shall pay the principal amount of each Revolving
-----------
Loan being maintained as a Eurodollar Loan on the last day of the applicable Interest Period therefor and shall pay the principal amount of each Revolving Loan being maintained as an Alternate Base Rate Loan on the Revolving Loan Maturity Date. Principal amounts prepaid hereunder may be reborrowed on the terms and subject to the conditions set forth in Paragraph 7(b) below, it being
                                                 --------------
expressly acknowledged and agreed that the credit facility provided under this Paragraph 1 is a revolving credit facility.
-----------

     1(c)  Calculation of Interest.  The Company shall pay interest on Revolving
           -----------------------
Loans outstanding hereunder from the date disbursed to but not including the date of payment, at a rate per annum equal to, at the option of and as selected by the Company from time to time (subject to the provisions of Paragraphs 3(b),
                                                               ----------------
3(c) and 3(d) below):  (1) the daily average Alternate Base Rate in effect
----     ----
during the applicable computation period, and (2) the Applicable Eurodollar Rate for the applicable Interest Period, said interest to be payable as provided in Paragraph 3(a) below.
--------------

     1(d) Use of Proceeds. The proceeds of each Revolving Loan shall be used for
          ---------------
working capital and general corporate purposes.

  2. Letter of Credit Facility
     -------------------------

     2(a) Issuance of Letters of Credit. On the terms and subject to the
          -----------------------------
conditions set forth herein, the L/C Issuing Bank shall from time to time from and after the Effective Date, issue standby letters of credit (each, and as the same may be amended, renewed and/or extended from time to time, a "Letter of Credit" and, collectively, the "Letters of Credit") for the account of the Company in an aggregate amount available for drawing thereunder not to exceed the lesser of: (1) the Revolving Loan Credit Limit minus the aggregate dollar amount of Revolving Loans outstanding, and (2) $5,000,000.00. Each Letter of Credit shall be issued for the purpose of supporting the Company's obligations with respect to letters of credit issued by Sanwa for the account of the Company under the Existing Credit Agreement and the Company's obligations to insurance carriers under its general liability, workers' compensation and other insurance programs. Each Letter of Credit, and any amendment, renewal or extension thereof, shall be requested by the Company at least three Business Days prior to the proposed issuance, amendment, renewal or extension date by delivery to the L/C Issuing Bank of a duly executed Letter of Credit Application, with a copy to the Agent, accompanied by all other L/C Documents which the L/C Issuing Bank may require as a condition to the requested action. No Letter of Credit shall have a stated expiration date (or provide for the extension of such stated expiration date or the issuance of any replacement therefor) later than the earlier of: (i) the 365th day following the issuance date thereof, and (ii) the regularly scheduled Revolving Loan Maturity Date.


     2(b) Repayment of L/C Drawings under Letters of Credit. Any L/C Drawing
          -------------------------------------------------
under a Letter of Credit shall be payable in full by the Company on the date of such L/C Drawing.

     2(c) Purchase of Participation Interests; Risk Sharing. Upon the issuance
          -------------------------------------------------
of each Letter of Credit, the Banks shall be automatically deemed to have purchased an undivided participation interest therein and in all rights and obligations relating thereto pro rata in accordance with their respective Percentage Shares. The Banks hereby absolutely and unconditionally (including, without limitation, following the occurrence of an Event of Default) agree to purchase and sell among themselves the dollar amount of any L/C Drawing which is not paid on the date when due by the Company (with interest thereon until so paid calculated at the Effective Federal Funds Rate), so that each unrepaid L/C Drawing shall be held and participated in by the Banks in accordance with their respective Percentage Shares.

     2(d) Absolute Obligation to Repay.  The Company's obligation to repay L/C
          ----------------------------
Drawings under Letters of Credit shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and irrespective of any set-off, counterclaim or defense to payment which the Company may have or have had, against any Bank or any other Person, including, without limitation, any set-off, counterclaim or defense based upon or arising out of:


           (1) Any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

           (2) Any amendment or waiver of or any consent to departure from the terms of any Letter of Credit;

           (3) The existence of any claim, setoff, defense or other right which the Company or any other Person may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting);


           (4) Any allegation that any demand, statement or any other document presented under any Letter of Credit is forged, fraudulent, invalid or insufficient in any respect, or that any statement therein is untrue or inaccurate in any respect whatsoever or that variations in punctuation, capitalization, spelling or format were contained in the drafts or any statements presented in connection with any L/C Drawing;

            (5) Any payment by the L/C Issuing Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit, or any payment made by the L/C Issuing Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any insolvency proceeding;

            (6) Any exchange, release or non-perfection of any collateral; or

            (7) Any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company.

Nothing contained herein shall constitute a waiver of any rights of the Company against the L/C Issuing Bank arising out of the gross negligence or willful misconduct of the L/C Issuing Bank in connection with any Letter of Credit issued hereunder.

      2(e)  Uniform Customs and Practice.  The Uniform Customs and Practice for
            ----------------------------
Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letter of Credit) apply to the Letters of Credit.

      2(f)  Relationship to Letter of Credit Applications.  In the event of any
            ---------------------------------------------
inconsistency between the terms and provisions of this Agreement and the terms and provisions of the Letter of Credit Applications, the terms and provisions of this Agreement shall supersede and govern.

  3.  Interest-Related Provisions.
      ----------------------------

      3(a)  Interest Billing and Payment Requirements. Interest accruing on
            -----------------------------------------
Alternate Base Rate Loans shall be payable quarterly, in arrears, for each calendar quarter on or before the first Business Day of the next succeeding calendar quarter in the amount set forth in an interest billing for such Alternate Base Rate Loans delivered by the Agent to the Company (which delivery may be telephonic and later confirmed in writing). Interest accruing on Eurodollar Rate Loans shall be payable, in arrears, on the last day of the applicable Interest Period therefor.


      3(b)  Election of Type of Revolving Loan; Conversion Options; Funding of
            ------------------------------------------------------------------
Revolving Loans.
---------------

            (1) The Company may elect from time to time to have Revolving Loans funded by giving the Agent irrevocable notice of such election no later than: (i) in the case of an Alternate Base Rate Loan, 9:30 a.m. (Los Angeles time) on the requested funding date, and (ii) in the case of a Eurodollar Rate Loan, 9:30 a.m. (Los Angeles time) on the second Eurodollar Business Day preceding the proposed funding date. The principal amount of each Revolving Loan shall be in the minimum amount of: (i) in the case of Revolving Loans which are Eurodollar Rate Loans, $1,000,000.00, and (ii) in the case of Revolving Loans which are Alternate Base Rate Loans $100,000.00. The Company may elect from time to time to convert Revolving Loans outstanding: (i) as Eurodollar Rate Loans to Alternate Base Rate Loans by giving the Agent irrevocable notice of such election no later than 9:30 a.m. (Los Angeles time) on the last day of the Interest Period for such Eurodollar Rate Loan, and (ii) as Alternate Base Rate Loans to Eurodollar Rate Loans by giving the Agent irrevocable notice of such election no later than 9:30 a.m. (Los Angeles time) on the second Eurodollar Business Day preceding the proposed conversion date. Any conversion of Eurodollar Rate Loans may only be made on the last day of the applicable Interest Period. No Alternate Base Rate Loan may be converted into a Eurodollar Rate Loan if an Event of Default or Potential Default has occurred and is continuing at the requested conversion date. All or any part of outstanding Revolving Loans may be funded or converted as provided herein, provided that partial conversions shall be in an amount not less than the amount required pursuant to the second sentence of this subparagraph (1) and, in the case of fundings of or conversions into Eurodollar Rate Loans, after giving effect thereto the then number of Eurodollar Rate Loans held by each Bank having a different Interest Period shall not exceed five (5).

            (2) The Company may elect from time to time to have any Eurodollar Rate Loan continued as such upon the expiration of the Interest Period applicable thereto by giving the Agent irrevocable notice of such election no later than 9:30 a.m. (Los Angeles time) on the second Eurodollar Business Day preceding the last day of such Interest Period; provided, however, that no Eurodollar Rate Loan may be continued as such when any Event of Default or Potential Default has occurred and is continuing, but shall be automatically converted to an Alternate Base Rate Loan on the last day of the Interest Period applicable thereto. The Agent shall notify the Company promptly that such automatic conversion will occur. If the Company shall fail to give notice of its election to continue a Eurodollar Rate Loan as such as provided above, the Company shall be deemed to have elected to convert the affected Eurodollar Rate Loan to an Alternate Base Rate Loan on the last day of the applicable Interest Period.

             (3) Each request for the funding, continuation or conversion of a Revolving Loan shall be by telephone (confirmed no later than the next Business Day in writing, which may be by facsimile) or by telex or facsimile by the timely delivery by the Company to the Agent of a duly executed Loan Request.

            (4) Upon receipt of a Loan Request for the funding of a new Revolving Loan or upon the date of any L/C Drawing with respect to a Letter of Credit which is to be converted into a Revolving Loan, the Agent shall notify each Bank of such Bank's Percentage Share thereof no later than 10:00 a.m. (Los Angeles time) on the date such Loan Request is received by the Agent or such L/C Drawing made (said notice by the Agent to the Banks to be given telephonically and confirmed by facsimile transmission). Each Bank shall make its Percentage Share of the proposed Revolving Loan available to the Agent, in same-day funds, on the funding date at the Contact Office of the Agent, ABA# 011000390, Attention: Commercial Loan Services, Reference:
     Chart House (or such other account or reference as the Agent shall designate) no later than 12:00 noon (Los Angeles time). The failure of any Bank to advance its Percentage Share of a proposed Revolving Loan shall not relieve any other Bank of its obligation hereunder to advance its Percentage Share thereof, but no Bank shall be responsible for the failure of any other Bank to make any such advance. Nothing contained herein shall in any manner or to any extent be deemed to constitute a waiver by the Company of any rights, powers and remedies which it may have against any Bank for failure of such Bank to fund its Percentage Share of Revolving Loans as required by the Loan Documents.

     3(c)  Inability to Determine Rate.  In the event that the Agent shall have
           ---------------------------
determined (which determination shall be conclusive and binding upon the Company) that by reason of circumstances affecting the London interbank eurodollar market adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for any Interest Period, the Agent shall forthwith give facsimile notice of such determination, confirmed in writing, to each Bank and to the Company. If such notice is given: (1) any Revolving Loan that was to have been funded as or converted to a Eurodollar Rate Loan shall be funded or continued as an Alternate Base Rate Loan, and (2) any outstanding Eurodollar Rate Loan shall be converted, on the last day of the then current Interest Period with respect thereto, to an Alternate Base Rate Loan. Until such notice has been withdrawn by the Agent, the Company shall not have the right to have a Revolving Loan funded as a Eurodollar Rate Loan or to convert a Revolving Loan into or to continue a Revolving Loan as a Eurodollar Rate Loan.

     3(d)  Illegality.  Notwithstanding any other provisions herein, if any law,
           ----------
regulation, treaty or directive or any change therein or in the interpretation or application thereof, shall make it unlawful for any Bank to make or maintain Eurodollar Rate Loans as contemplated by this Agreement: (1) the commitment of such Bank hereunder to make or to continue Eurodollar Rate Loans or to convert Alternate Base Rate Loans to Eurodollar Rate Loans shall forthwith be canceled and (2) such Bank's Percentage Share of Revolving Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Alternate Base Rate Loans at the end of their respective Interest Periods or within such earlier period as may be required by law. In the event of a conversion of any such Revolving Loan prior to the end of its applicable Interest Period the Company hereby agrees promptly to pay any Bank affected thereby, upon demand, the amounts required pursuant to Paragraph 3(g) below, it being agreed and
                                 --------------
understood that such conversion shall constitute a prepayment for all purposes hereof. The provisions hereof shall survive the termination of this Agreement and payment of the outstanding Revolving Loans and all other amounts payable hereunder.

     3(e) Requirements of Law; Increased Costs. In the event that any applicable
          ------------------------------------
law, order, regulation, treaty or directive issued by any central bank or other governmental authority, agency or instrumentality or in the governmental or judicial interpretation or application thereof, or compliance by any Bank with any request or directive (whether or not having the force of law) issued by any central bank or other governmental authority, agency or instrumentality:

          (1) Does or shall subject any Bank to any tax of any kind whatsoever with respect to this Agreement or any Revolving Loans made or Letter of Credit issued hereunder, or change the basis of taxation of payments to such Bank of principal, fee, interest or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of such Bank);

          (2) Does or shall impose, modify or hold applicable any reserve, capital requirement, special deposit, compulsory loan or similar requirements against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Bank which are not otherwise included in the determination of interest payable on the Obligations; or

          (3) Does or shall impose on such Bank any other condition relating to the making of loans, issuance of letters of credit or maintenance of credit facilities generally;

and the result of any of the foregoing is to increase the cost to such Bank of making, renewing or maintaining any Revolving Loan or issuing, renewing or maintaining any Letter of Credit or to reduce any amount receivable in respect thereof or the rate of return on the capital of such Bank or any corporation controlling such Bank, then, in any such case, the Company shall promptly pay to such Bank, upon its written demand made through the Agent, any additional amounts necessary to compensate such Bank for such additional cost or reduced amounts receivable or rate of return as determined by such Bank with respect to this Agreement or Revolving Loans made or Letters of Credit issued hereunder.
If a Bank becomes entitled to claim any additional amounts pursuant to this Paragraph 3(e), it shall promptly notify the Company of the event by reason of
--------------
which it has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail and stating the Bank's belief that the method of allocation chosen is reasonable submitted by a Bank to the Company shall be conclusive in the absence of manifest error. The provisions hereof shall survive the termination of this Agreement and payment of the outstanding Revolving Loans and unrepaid L/C Drawings and all other amounts payable hereunder.

     3(f) Funding. Each Bank shall be entitled to fund all or any portion of its
          -------
Revolving Loans in any manner it may determine in its sole discretion, including, without limitation, in the Grand Cayman inter-bank market, the London inter-bank market and within the United States.

     3(g)  Prepayment Premium.  In addition to all other payment obligations
           ------------------
hereunder, in the event: (1) any Eurodollar Rate Loan is prepaid prior to the last day of the applicable Interest Period, whether following the occurrence of an Event of Default or otherwise, or (2) the Company shall fail to borrow or to continue or to make a conversion to a Eurodollar Rate Loan after the Company has given notice thereof as provided in Paragraph 3(b) above, then the Company shall
                                    --------------
immediately pay to the Banks holding the Revolving Loans prepaid or not made, continued or converted, through the Agent, an additional premium sum compensating each Bank for losses, costs and expenses incurred by such Bank in connection with such prepayment or such failure to borrow, continue or convert. The Company acknowledges that such losses, costs and expenses are difficult to quantify and that, in the case of the prepayment of or failure to borrow, continue or convert to a Eurodollar Loan, the following formula represents a fair and reasonable estimate of such losses, costs and expenses:

Amount             [Applicable            Eurodollar Rate]           Days Remaining
Being              [Eurodollar Rate       for such Incre-]             in Interest
Prepaid or         [for Increment         ment for Days  ]    x           Period
Not Borrowed,  x   [Being Prepaid     -   Remaining in   ]           --------------
Converted,         [or Not Borrowed,      Interest       ]                 360
or Continued       [Converted             Period         ]
                   [or Continued          (as quoted on the first
                                          Eurodollar Business
                                          Day following Banks'
                                          receipt of notice thereof)

For purposes of calculating the current Eurodollar Rate for the days remaining in the Interest Period for both the increment being prepaid or not borrowed, converted or continued, said current Eurodollar Rate shall be an interest rate interpolated between Eurodollar Rates quoted for standard calendar periods for subsequent months' maturities in accordance with normal conventions. A certificate as to any additional amounts payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by a Bank to the Company shall be conclusive in the absence of manifest error. The provisions hereof shall survive the termination of this Agreement and the payment of all other Obligations.

  4.  Miscellaneous Provisions.
      ---------------------------

     4(a) Notes. The obligation of the Company to repay the Revolving Loans shall be evidenced by a promissory note, issued in amendment and replacement of the "Notes" issued to and held by the Banks under the Existing Credit Agreement, payable to the order of each Bank in the form of that attached hereto as
Exhibit A (a "Replacement Note," and, collectively, the "Replacement Notes").
---------
Upon any advance, conversion, continuation or prepayment of a Revolving Loan as provided herein, each Bank is hereby authorized to record the date and amount of each such advance, conversion and continuation made by such Bank, or the date and amount of each such payment or prepayment of principal of such Revolving Loan, the applicable Interest Period, if any, and interest rate with respect thereto, on the schedules annexed to and constituting a part of its respective Replacement Note (or by any analogous method any Bank may elect consistent with its customary practices) and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded absent manifest error. The failure of any Bank to make any such notation shall not affect in any manner or to any extent the Company's Obligations hereunder.

     4(b)  Nature and Place of Payments.  All payments made on account of the
           ----------------------------
Obligations shall be made by the Company to the Agent for the account of the Banks or the Agent or the Security Agent, as applicable, without setoff or counterclaim, in lawful money of the United States of America in immediately available same day funds, free and clear of and without deduction for any taxes, fees or other charges of any nature whatsoever imposed by any taxing authority and must be received by the Agent by 10:00 a.m. (Los Angeles time) on the day of payment, it being expressly agreed and understood that if a payment is received after 10:00 a.m. (Los Angeles time) by the Agent, such payment will be considered to have been made by the Company on the next succeeding Business Day and interest thereon shall be payable by the Company at the then applicable rate during such extension. All payments on account of the Obligations shall be made to the Agent through its Contact Office . If any payment required to be made by the Company hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension. The Agent is hereby irrevocably authorized by the Company, upon prior notice to the Company (which notice may be telephonic), to debit the general operating account of the Company, if any, maintained with the Agent for the full amount of monthly and periodic interest billings, fees and other Obligations payable hereunder; provided, however, that the failure of the Agent to so debit such account shall not in any manner or to any extent affect the obligation of the Company to pay such Obligations as provided herein and in the other Loan Documents.

     4(c)  Default Interest.  Notwithstanding anything to the contrary contained
           ----------------
herein, on any date that there shall have occurred and be continuing an Event of Default, any and all Obligations outstanding, including, without limitation, any unrepaid L/C Drawings, shall bear interest at a per annum rate equal to two percent (2%) in excess of the Alternate Base Rate.

     4(d) Computations. All computations of interest and fees payable hereunder
          ------------
shall be based upon a year of three hundred and sixty (360) days for the actual number of days elapsed.

     4(e)  Prepayments.
           -----------

           (1) The Company may prepay Revolving Loans in whole or in part at any time.

           (2) The Company shall prepay Revolving Loans outstanding to the extent required upon a permanent reduction of the Revolving Loan Credit Limit as provided in Paragraphs 10(f)(3) and 10(i) below.
                          -------------------     -----

           (3) The Company shall pay in connection with any prepayment hereunder all interest accrued but unpaid on Eurodollar Loans to which such prepayment is applied (it being agreed that interest on prepaid Alternate Base Rate Loans shall be billed quarterly in normal course) and, in the event of a prepayment of any Eurodollar Loans prior to the last day of the Interest Period applicable thereto, amounts required pursuant to Paragraph
                                                                      ---------
     3(g) above, concurrently with payment to the Agent of any principal
     ----
     amounts.

     4(f) Allocation of Payments Received. Prior to the occurrence of an Event
          -------------------------------
of Default and acceleration of the Obligations, all amounts received by the Agent on account of the Revolving Loans shall be applied against Revolving Loans in such order as the Company may direct in writing, subject to the requirement that disbursements to the Banks shall be in accordance with their respective Percentage Shares. Such amounts shall be disbursed by the Agent to the Banks pro rata in accordance with their respective Percentage Shares by wire transfer on the date of receipt if received by the Agent before 10:00 a.m. (Los Angeles time) or if received later, by 12:00 noon (Los Angeles time) on the next succeeding Business Day, without further interest payable by the Agent. Following the occurrence of an Event of Default and acceleration of the Obligations, all amounts received by the Agent on account of the Obligations shall be disbursed by the Agent as follows:

          (1) First, to the costs and expenses incurred by the Agent and the Security Agent payable by the Company pursuant to the Loan Documents and to accrued and unpaid fees of the Agent and the Security Agent payable under the Loan Documents;

          (2) Then, to the Banks, pro rata in accordance with their respective Percentage Shares, until all outstanding Revolving Loans and unrepaid L/C Drawings and interest accrued thereon and all other Obligations have been paid in full, said amounts to be allocated first to interest and then, but only after all accrued interest has been paid in full, to principal of Revolving Loans and unrepaid L/C Drawings;

          (3) Then, and if but only if there remain Outstanding any Letters of Credit, to the Agent to hold as cash collateral for the obligation of the Company to reimburse any future L/C Drawings as the same may occur, until there are no further Letters of Credit Outstanding; and

          (4) Then, to such Persons as may be legally entitled thereto.

     4(g) Telephonic/Facsimile Communications. Any agreement of the Agent, the
          -----------------------------------
Security Agent and/or the Banks under the Loan Documents to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent, the Security Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be an authorized Person and the Agent, the Security Agent and the Banks shall have no liability to the Company or other Person on account of any action taken or not taken by the Agent, the Security Agent and/or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Revolving Loans shall not be affected in any way or to any extent by any failure by the Agent, the Security Agent or the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent, the Security Agent or the Banks of a confirmation which is at variance with the terms understood by the Agent, the Security Agent and/or the Banks to be contained in the telephonic or facsimile notice.

  5.  Fees.  The Company shall pay the following fees:
      ----

      5(a) Closing Fee. To the Agent for the pro rata benefit of the Banks in
           -----------
accordance with their respective Percentage Shares, a one time, non-refundable closing fee in the amount of $110,000.00, said closing fee to be payable on or before the Effective Date.

      5(b) Facility Fee. To the Agent for the pro rata benefit of the Banks in
           ------------
accordance with their respective Percentage Shares, an annual facility fee, said fee to be payable quarterly, in arrears, for each calendar quarter (or portion thereof) on or before the first Business Day of the next succeeding calendar quarter, commencing for the calendar quarter ending June 30, 1997, and on the Revolving Loan Maturity Date, calculated at the per annum rate of one quarter of one percent (0.25%) against the daily average Revolving Loan Credit Limit in effect during such calendar quarter (or portion thereof).

      5(c) Letter of Credit Fees.
           ---------------------

        (1) To the Agent for the pro rata benefit of the Banks in accordance with their respective Percentage Shares, in consideration of the issuance by the L/C Issuing Bank of each Letter of Credit (and in connection with any annual renewal or extension thereof), quarterly, in arrears, on the first Business Day of each calendar quarter for the immediately preceding calendar quarter (or portion thereof), a fee calculated against the daily average amount available for drawing under such Letter of Credit during such calendar quarter (or portion thereof) at a per annum rate equal to the daily average Applicable Eurodollar Spread in effect during such calendar quarter (or portion thereof).

        (2) Directly to the L/C Issuing Bank for its own account:

            (i) Quarterly, in arrears, on the first Business Day of each calendar quarter for the immediately preceding calendar quarter (or portion thereof), a fronting fee calculated against the daily average amount available for drawing under each Letter of Credit during such calendar quarter (or portion thereof) at the per annum rate of one quarter of one percent (0.25%); and

            (ii) From time to time upon demand of the L/C Issuing Bank, such fees and charges, including, without limitation, miscellaneous charges and transfer fees, relating to the Letters of Credit as the L/C Issuing Bank customarily charges with respect to similar letters of credit issued by it.

      5(d) Agent's Administrative Fee. To the Agent for its own account, an
           --------------------------
annual non-refundable fee, payable in advance on or before the Effective Date and on each anniversary of such date thereafter, of $15,000.00.

      5(e) Security Agent's Fee. To the Security Agent for its own account, an
          --------------------
annual non-refundable fee, payable in advance on or before the Effective Date and on each anniversary of such date thereafter, of $10,000.00.

  6.  Amendment and Reaffirmation of Collateral Security and Guaranties;
      ------------------------------------------------------------------
Additional Documents.
--------------------

      6(a) Amendment and Reaffirmation of Company Security Documents. Effective
           ---------------------------------------------------------
as of the Effective Date: (1) the Company Security Agreement is hereby amended to replace Schedules I and II and Exhibit A thereto with the Schedules and Exhibit attached to the copy of the Company Security Agreement attached hereto as Exhibit M, (2) the Company Pledge Agreement is hereby amended to replace
   ---------
Exhibit A thereto with the new Exhibit A attached to the copy of the Company Pledge Agreement attached hereto as Exhibit L, and (3) the Trademark Notice is
                                    ---------
hereby amended to replace Exhibit A thereto with the new Exhibit A attached to the copy of the Trademark Notice attached hereto as Exhibit U. Following the
                                                    ---------
Effective Date the Bank/Metropolitan Obligations shall continue to be secured by the Company Security Agreement, the Company Pledge Agreement, the Trademark Notice and the Mortgages (collectively, as the same may be amended, supplemented or replaced from time to time, the "Company Security Documents"). The Company hereby affirms and agrees that: (i) the execution and delivery by the Company of and the performance of its obligations under this Agreement shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Secured Parties under the Company Security Documents or any other document or instrument made or given by the Company in connection therewith, (ii) the term "Obligations" as used in the Company Security Documents includes, without limitation, the Obligations of the Company under the Existing Credit Agreement as amended and restated hereunder and all future Obligations arising hereunder following the Effective Date, and (iii) each of the Company Security Documents remains in full force and effect and continues to constitute a first priority security interest in and lien upon the Collateral covered thereby.

      6(b) Amendment and Reaffirmation of Guaranties and Related Collateral
           ----------------------------------------------------------------
Documents. The Bank/Metropolitan Obligations shall continue to be guaranteed,
---------
severally, by each of the Parent and Big Wave pursuant to a guaranty in the form of that attached hereto as Exhibit B (an "Amended and Restated Guaranty"),
                           ---------
executed and delivered by each of the Parent and Big Wave on or before the Effective Date and constituting an amendment and restatement of all guaranty obligations of the Parent and Big Wave, respectively, set forth in the Existing Credit Agreement. Effective as of the Effective Date: (1) the Big Wave Security Agreement is hereby amended to replace Exhibit A and Schedule 4(A) thereto with the Exhibit A and Schedule 4(A) attached to the copy of the Big Wave Security Agreement attached hereto as Exhibit K, and (2) the Parent Pledge Agreement is
                             ---------
hereby amended to replace Exhibit A thereto with the new Exhibit A attached to the copy of the Parent Pledge Agreement attached hereto as

Exhibit T. Following the Effective Date all obligations of the Parent under the
---------
Amended and Restated Guaranty executed by it shall continue to be secured by a first perfected security interest in and lien on the collateral which is the subject of the Parent Pledge Agreement and all obligations of Big Wave under the Amended and Restated Guaranty executed by it shall continue to be secured by a first perfected security interest in and lien on the collateral which is the subject of the Big Wave Security Agreement. Each of the Parent and Big Wave hereby affirms and agrees that: (1) the execution and delivery by the Company, the Parent and Big Wave of and the performance of their respective obligations under this Agreement shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company, the Parent or Big Wave or the rights of the Secured Parties under the Parent Pledge Agreement or the Big Wave Security Agreement or any other document or instrument made or given by the Company, the Parent or Big Wave in connection therewith, (2) the term "Obligations" as used in the Parent Pledge Agreement and the Big Wave Security Agreement includes, without limitation, the Obligations of the Company under the Existing Credit Agreement as amended and restated hereunder and all future Obligations arising hereunder following the Effective Date, and (3) each of the Parent Pledge Agreement and the Big Wave Security Agreement remains in full force and effect and continues to constitute a first priority security interest in and lien upon the collateral covered thereby.

      6(c) Additional Mortgages. On or before the Effective Date in the case of
           --------------------
the Company's restaurant property located in Dobbs Ferry, New York (the "Dobbs Ferry Property") and no later than sixty (60) days following the Effective Date in the case of the Company's restaurant properties located in Vero Beach, Florida and Naples, Florida (the "Additional Florida Properties"), the Company shall execute and deliver to the Security Agent each of the following (collectively, the "Additional Mortgage Documents"):

           (1) A Mortgage, duly executed in recordable form, covering each of the Dobbs Ferry Property and the Additional Florida Properties;

           (2) Such information regarding each of the Dobbs Ferry Property and the Additional Florida Properties as the Security Agent may reasonably request, including, without limitation, environmental consultants' reports concerning hazardous substances and environmental compliance, soils and geological reports, the certificate of occupancy, applicable building/zoning ordinances and zoning maps and engineering reports; and

           (3) Such additional documents, instruments and agreements, including, without limitation, notices to and consents and acknowledgments of third parties, a legal description, financing statements and a title policy with appropriate endorsements (or binding commitment to issue the same) as the Security Agent may reasonably request to obtain for the Banks and Metropolitan a first priority perfected lien on the Dobbs Ferry Property and the Additional Florida Properties and various rights relating thereto as collateral security for the Bank/Metropolitan Obligations.

      6(d) Additional Documents. The Company and each of the Guarantors hereby
           --------------------
agrees to execute and deliver and to cause to be executed and delivered to the Agent and the Security Agent from time to time such documents, instruments and agreements as are in the Agent's judgment necessary or desirable to obtain and maintain for the Agent and the Security Agent, as applicable, on behalf of the Banks the benefit of the Loan Documents.

  7. Conditions to Credit Events.
     ---------------------------

     7(a) First Credit Event. As conditions precedent to the first Credit Event
          ------------------
hereunder:

          (1) The Company shall have delivered or shall have had delivered to the Agent or the Security Agent, as applicable, in form and substance satisfactory to the Agent and its counsel, each of the following (with sufficient copies for each of the Banks):

              (i)   A duly executed copy of this Agreement;

              (ii)  A duly executed copy of each of the Replacement Notes;

              (iii) From each of the Guarantors, a duly executed Amended and Restated Guaranty;

              (iv)  The Additional Mortgage Documents for the Dobbs Ferry
Property;

              (v) An amendment to the Existing Credit Agreement in the form of that attached hereto as Exhibit C, duly executed by each of the
                                  ---------
          Company, the Guarantors, the Banks, the Agent, the Security Agent, Sanwa (in its capacities as a "Bank" under the Existing Credit Agreement, the Resigning Agent and the Resigning Credit Agent) and Metropolitan and evidence that the transactions contemplated thereby will be consummated and the "Effective Date" thereunder will occur concurrently with the occurrence of the Effective Date hereunder;

              (vi) Certified copies of resolutions of the Board of Directors of the Company approving the execution and delivery of the Loan Documents to which the Company is party;

              (vii) A certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign the Loan Documents to which the Company is party;

              (viii) Certified copies of resolutions of the Boards of Directors of each of the Guarantors approving the execution and delivery of the Amended and Restated Guaranty to be executed by such Guarantor;

              (ix) A certificate of the Secretary or an Assistant Secretary of each of the Guarantors certifying the names and true signatures of the officer(s) of the Guarantor authorized to sign the Guaranty to be executed by such Guarantor;

              (x) A copy of each of the Certificate of Incorporation and Bylaws of the Company and each of the Guarantors, certified by the Secretary or an Assistant Secretary of such Person as of the Effective Date as being accurate and complete;

              (xi) A certificate of good standing or status of the Company from the Secretary of State of the State of California and from the State of Delaware as of a recent date;

              (xii) A certificate of the chief financial officer or treasurer of the Company in the form of that attached hereto as Exhibit D dated
                                                                ---------
          as of the date of the proposed Credit Event, confirming the accuracy and completeness of the representations and warranties of the Company set forth in the Loan Documents and the fact that there does not exist a Potential Default or an Event of Default;

              (xiii) The "Compliance Certificate" referred to in (S)11.9(c) of the Existing Credit Agreement, dated at and as of March 31, 1997, demonstrating in detail satisfactory to the Agent and the Banks compliance with the financial covenants set forth in the Existing Credit Agreement at and as of such date;

              (xiv) An opinion of counsel to the Company and the Guarantors, which counsel shall be satisfactory to the Agent, substantially in the form of that attached hereto as Exhibit E;
                                          ---------

              (xv) The written consent, in form and substance satisfactory to the Agent, of Metropolitan to the execution and delivery by the Company and the Guarantors of this Agreement and the other Loan Documents and the performance of each such Person's obligations hereunder and thereunder;

              (xvi) Such amendments of and supplements to the Mortgages, in recordable form, together with such endorsements to policies of title insurance relating thereto (or binding commitments to issue the same), and such UCC financing statement assignments as the Agent or the Security Agent may require to reflect the transactions contemplated hereby and to reflect the resignation of Sanwa and the appointment of Sumitomo as Security Agent;

              (xvii) Evidence satisfactory to the Agent and the Security Agent that the security interests and the liens on the Collateral created in favor of the Secured Parties by the Security Documents under the Existing Credit Agreement will, following the Effective Date, continue to constitute valid and binding first priority perfected security interests in and liens upon the obligations purported to be secured thereby, including, without limitation, in the case of the Company Security Documents, the Obligations of the Company hereunder;

              (xviii) Evidence satisfactory to the Agent and the Security Agent that the Security Agent has been named as an additional insured and loss payee, as applicable, on all certificates of insurance covering properties of the Company required to be maintained hereunder;


              (xix) Evidence satisfactory to the Agent and the Banks that the financial statements dated as of the Statement Date referred to in Paragraph 8(a) below fairly present the business and financial
          --------------
          condition of the Parent and its Subsidiaries as of the close of business on the date thereof and that there has been no material adverse change in the assets, business or financial condition of the Parent and its Subsidiaries since the Statement Date; and

              (xx) All fees payable on or before the Effective Date as provided in Paragraph 5 above.
                      -----------

          (2) All acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Loan Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

          (3) All documentation, including, without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the Loan Documents shall be satisfactory in form and substance to the Agent and its counsel.

     7(b) All Credit Events. As conditions precedent to each Bank's obligation
          -----------------
to advance its Percentage Share of any Revolving Loan, including the first Revolving Loan and including the conversion of any Revolving Loan to another type of Revolving Loan and the continuation of any Eurodollar Rate Loan after the end of its applicable Interest Period, or of the L/C Issuing Bank to issue, amend, renew or extend any Letter of Credit, at and as of the date of such action:

          (1) There shall have been delivered to the Agent a Loan Request or, as applicable, a Letter of Credit Application and any required L/C Documents, therefor;

          (2) The representations and warranties of the Company and the Guarantors contained in the Loan Documents shall be accurate and complete in all material respects as if made on and as of the date of such advance, conversion, continuance or issuance or, with respect to any representation made as of a specific date, shall have been accurate and complete as of such date;

          (3) There shall not have occurred an Event of Default or Potential Default; and

          (4) If the Credit Event is the making of a Revolving Loan, following the funding thereof the aggregate principal amount of Revolving Loans outstanding shall not exceed the limitations of Paragraph 1(a) and if the
                                                     --------------
     Credit Event is the issuance of a Letter of Credit, following the issuance thereof the aggregate available amount of Outstanding Letters of Credit shall not exceed the limitations of Paragraph 2(a) above.
                                         --------------

By delivering a Loan Request to the Agent hereunder, the Company shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subparagraphs (b)(2) through (b)(4) above, as applicable.

  8. Representations and Warranties of the Company and the Guarantors. As an
     ----------------------------------------------------------------
inducement to the Agent, the Security Agent and each Bank to enter into this Agreement and to make Revolving Loans as provided herein, the Company and each of the Guarantors represents and warrants to the Agent, the Security Agent and each Bank that:

     8(a) Financial Condition. The financial statements, dated the Statement
          -------------------
Date and the Interim Date, copies of which have heretofore been furnished to each Bank by the Agent, are complete and correct and present fairly in accordance with GAAP the financial condition of the Parent and its consolidated Subsidiaries at such dates and the consolidated and consolidating results of their operations and changes in financial position for the fiscal periods then ended except that the statements dated as of the Interim Date do not contain footnotes and are subject to changes resulting from audit and ordinary year-end adjustments.

     8(b) No Change. Since the Statement Date there has been no material adverse
          ---------
change in the business, operations, assets or financial or other condition of the Company or any Guarantor. Except as expressly disclosed in writing to the Agent and the Banks prior to the Effective Date, from the Statement Date through the Effective Date neither the Company nor any Guarantor has entered into, incurred or assumed any material long-term debt, mortgages, leases or binding commitments, nor commenced any significant project, nor made any purchase or acquisition of any significant property.

     8(c) Corporate Existence; Compliance with Law. The Company and each of the
          ----------------------------------------
Guarantors: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the jurisdiction of its organization and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify would have a material adverse effect on the Company or any Guarantor or its property and/or business or on the ability of the Company or any Guarantor to pay or perform the Obligations, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations, the failure to comply with which could have a material adverse effect on the business, operations, assets or financial or other condition of the Company or any Guarantor.

     8(d) Corporate Power; Authorization; Enforceable Obligations. The Company
          -------------------------------------------------------
and each of the Guarantors has the corporate power and authority and the legal right to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of such Loan Documents. The Loan Documents to which the Company or any of the Guarantors are party have been duly executed and delivered on behalf of such Person and constitute legal, valid and binding obligations of such Person enforceable against such Person in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

     8(e) No Legal Bar. The execution, delivery and performance of the Loan
          ------------
Documents to which the Company or any of the Guarantors is party, the borrowing hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of the Company or any of the Guarantors the violation of which could have a material adverse effect on the business, operations, assets or financial or other condition of the Company or any Guarantor or create or result in the creation of any Lien on any assets of the Company or any Guarantor (other than the Liens in favor of the Secured Parties created by the Security Documents.

      8(f) No Material Litigation. Except as disclosed on Exhibit F hereto, no
           ----------------------                         ---------
litigation, investigation or proceeding of or before any arbitrator, court or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any Guarantor or against any of such Persons' properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property or financial or other condition of the Company or any Guarantor.

     8(g) Taxes. Except as disclosed on Exhibit G hereto, the Company and each
          -----                         ---------
of the Guarantors have filed or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their property other than taxes which are being contested in good faith by appropriate proceedings and as to which the Company or such Guarantor has established adequate reserves in conformity with GAAP.

     8(h) Investment Company Act. Neither the Company nor any Guarantor is an
          ----------------------
"investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     8(i) Subsidiaries. Attached hereto as Exhibit H is an accurate and complete
          ------------                     ---------
list of all Subsidiaries of the Parent, their respective jurisdictions of incorporation and the percentage of their capital stock owned by the Parent, the Company or other Subsidiaries. All of the issued and outstanding shares of capital stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

     8(j) Federal Reserve Board Regulations. Neither the Company nor any
          ---------------------------------
Guarantor is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulations U and X of the Board of Governors of the Federal Reserve System (12 C.F.R. Parts 221 and 224). No part of the proceeds of any Revolving Loan issued hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

     8(k) ERISA. Except as disclosed on Exhibit F hereto, the Company and each
          -----                         ---------
Guarantor is in compliance in all respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Company or any of its Subsidiaries which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

     8(l) Assets. The Company and each Guarantor has good and marketable title
          ------
to all property and assets reflected in the financial statements dated the Interim Date referred to in Paragraph 8(a) above, except property and assets
                            --------------
sold or otherwise disposed of in compliance with Paragraph 10(f) below and
                                                 ---------------
otherwise in the ordinary course of business subsequent to the Interim Date. Neither the Company nor any Guarantor has outstanding Liens on any of its properties or assets nor are there any security agreements to which the Company or any of its Subsidiaries is a party, or title retention agreements, whether in the form of leases or otherwise, of any personal property except as reflected in the financial statements referred to in Paragraph 8(a) above or as permitted
                                        --------------
under Paragraph 10(a) below.
      ---------------

     8(m) Securities Acts. Neither the Company nor any Guarantor has issued any
          ---------------
unregistered securities in violation of the registration requirements of Section 5 of the Securities Act of 1933, as amended, or any other securities law, and is not violating any rule, regulation or requirement under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended. The Company is not required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with its execution and delivery of the Loan Documents.

     8(n) Consents, Etc. No consent, approval, authorization of, or
          -------------
registration, declaration or filing with any Governmental Authority or any other Person is required on the part of the Company or any Guarantor in connection with the execution and delivery of the Loan Documents or the performance of or compliance with the terms, provisions and conditions hereof or thereof other than such as have been obtained prior to or concurrently with the occurrence of the Effective Date.

     8(o) Copyrights, Patents, Trademarks and Licenses, etc. The Company owns or
          -------------------------------------------------
is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of its business, without conflict with the rights of any other Person. To the best knowledge of the Company, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company infringes upon any rights held by any other Person. Except as specifically disclosed in Exhibit F hereto, no claim
                                                      ---------
or litigation regarding any of the foregoing is pending or, to the knowledge of the Company, threatened, and, to the knowledge of the Company, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or proposed, which, in either case, could, reasonably be expected to have a material adverse effect on the Company or any Guarantor.

     8(p) Hazardous Materials. Except as disclosed on Exhibit I hereto, neither
          -------------------                         ---------
the Company nor any Guarantor nor, to the best knowledge of the Company and the Guarantors, any other Person has: (1) caused or permitted any Hazardous Materials to be released or disposed of in, on, under or about any Property or any part thereof; (2) caused or permitted to be incorporated into or utilized in the construction of any improvements located on any Property any chemical, material, or substance to which exposure is prohibited, limited or regulated by any Hazardous Materials Laws or which, even if not so regulated, is known to pose a hazard (either in its present form or if disturbed or removed) to the health and safety of the occupants of or visitors to such Property or of property adjacent to such Property; or (3) discovered the presence on or under any Property of any underground tanks used for the storage of Hazardous Materials or any occurrence or condition on any Property or any property adjacent to or in the vicinity of such Property that could cause such Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such Property under any Hazardous Materials Laws.

     8(q) Regulated Entities. Neither the Company nor any Guarantor is subject
          ------------------
to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

     8(r) Solvency. The Company and each of the Guarantors (both before and
          --------
after giving effect to the transactions contemplated hereby) is solvent, has assets having a fair value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured, and has, and will so long as this Agreement is in effect have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

     8(s) Equity Investment. Chart House Investors LLC has made an unconditional
          -----------------
equity investment in the Parent of $19,550,000.00.

  9. Affirmative Covenants. The Company and each of the Guarantors (to the
     ---------------------
extent such covenant relates to such Guarantor or a Subsidiary of such Guarantor) hereby covenants and agrees with the Agent and each Bank that, as long as any Obligations remain unpaid or any Bank has any obligation to make Revolving Loans or the L/C Issuing Bank has any obligation to issue Letters of Credit hereunder, the Company and the Guarantors shall:

     9(a) Financial Statements. Furnish or cause to be furnished to the Agent
          --------------------
and to each of the Banks directly:

          (1) Within ninety (90) days after the last day of each fiscal year of the Parent, Form 10-K as filed with the Securities and Exchange Commission (the "SEC") and accompanied by a report and unqualified opinion of Arthur Andersen LLP or other independent public accountant or firm of independent public accountants reasonably acceptable to the Agent (unless such unqualified opinion is contained within Form 10-K);

          (2) Within forty five (45) days after the last day of each fiscal quarter of the Parent (other than the final quarter), Form 10-Q as filed with the SEC;

          (3) Concurrently with the delivery of each of the financial statements delivered pursuant to subparagraph (1) and (2) above: (i) a certificate of the chief financial officer of each of the Parent and the Company: (x) stating that such financial statements are presented fairly in accordance with GAAP, (y) confirming as of the last day of such fiscal period the continuing accuracy and completeness of all representations and warranties of the Company and the Parent, as applicable, set forth in the Loan Documents or, with respect to any representation and warranty made as of a specific date, the accuracy and completeness as of such date, and (z) confirming that there does not exist a Potential Default or an Event of Default hereunder, and (ii) a Compliance Certificate demonstrating in detail satisfactory to the Agent and the Banks compliance with the financial covenants set forth in Paragraphs 10(k), 10(l) and 10(m) below;
                                      -----------------------     -----

          (4) Promptly upon receipt thereof, copies of all management letters and other material reports which are submitted to the Company or any Guarantor by its independent public accountants in connection with any annual or interim audit of the books of the Company or any Guarantor made by such accountants;

          (5) As soon as practicable but in any event within ten (10) Business Days after the issuance thereof, copies of such other financial statements and reports as the Parent shall send to its stockholders, and copies of all regular and periodic reports which the Parent may be required to file with the SEC or any similar or corresponding governmental commission, department or agency substituted therefor, or any similar or corresponding governmental commission, department, board, bureau or agency, federal or state; and

          (6) Within ten (10) Business Days following the presentation thereof to the Board of Directors of the Parent but in no event later than sixty
     (60) days following the end of each fiscal year, a detailed operating budget for the Parent, including income statements, balance sheets and statements of cash flow broken down by fiscal quarter, for the then current fiscal year.

     9(b) Other Information. Promptly furnish or cause to be furnished to the
          -----------------
Agent (with the Agent providing the same to each of the Banks) such additional financial and other information, including, without limitation, financial statements of the Company and the Guarantors as the Agent or any Bank (through the Agent) may from time to time reasonably request, including, without limitation, such information as is necessary to enable any Bank to participate out any of its interests in the Revolving Loans and other Obligations hereunder or to enable other Acceptable Financial Institutions to become signatories hereto.

     9(c) Payment of Indebtedness. And shall cause each of its Subsidiaries to,
          -----------------------
pay, discharge or otherwise satisfy at or before maturity or before it becomes delinquent, defaulted or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith and for which provision is made to the satisfaction of the Agent for the payment thereof in the event such Person is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by such Person.

     9(d) Maintenance of Existence and Properties. And shall cause each of its
          ---------------------------------------
Subsidiaries to, maintain its corporate existence and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law the failure to comply with which could have a material adverse effect on the business, operations, assets or financial or other condition of the Company or any Guarantor.

     9(e) Inspection of Property; Books and Records; Discussions. And shall
          ------------------------------------------------------
cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law the failure to comply with which could have a material adverse effect on the business, operations, assets or financial or other condition of the Company or any Guarantor shall be made of all dealings and transactions in relation to its business and activities, and permit representatives of the Agent or any Bank (which shall be, but only so long as there has not occurred and is continuing an Event of Default, at no cost or expense to the Company or any Guarantor, upon reasonable notice and during normal business hours) to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired by the Agent or any Bank and to discuss the business, operations, properties and financial and other condition of the Company and any Guarantor with officers and employees of such Persons and with their independent public accountants.

     9(f) Notices. Promptly give written notice to the Agent and each of the
          -------
Banks directly of:

          (1) The occurrence of any Potential Default or Event of Default;

          (2) Any litigation or proceeding affecting the Company or any Guarantor involving amounts in excess of $1,000,000.00 and any other litigation or proceeding which is likely to be resolved adversely and which if resolved adversely could have a material adverse effect on the business, operations, property, or financial or other condition of the Company or any Guarantor; and

          (3) Any material adverse change in the business, operations, property or financial or other condition of the Company or any Guarantor.

     9(g) Expenses. Pay all reasonable out-of-pocket expenses (including fees
          --------
and disbursements of counsel): (1) of the Agent and the Security Agent incident to the preparation, negotiation and administration of the Loan Documents and the protection of the rights of the Secured Parties, the Agent and the Security Agent under the Loan Documents, and (2) of the Agent and the Security Agent, whether or not there shall have occurred an Event of Default, and, following the occurrence of an Event of Default, each of the Banks, incident to the valuation of the Collateral and the enforcement of payment of the Bank/Metropolitan Obligations, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar proceedings involving the Company or a "workout" of the Bank/Metropolitan Obligations and including, without limitation, fees and expenses of auditors and environmental and other consultants. The obligations of the Company under this Paragraph 9(g) shall be
                                                       --------------
effective and enforceable whether or not any Revolving Loan is funded or Letter of Credit issued hereunder and shall survive payment of all other Obligations.

     9(h) Loan Documents. Comply with and observe all terms and conditions of
          --------------
this Agreement, the Replacement Notes, the Security Documents, the Amended and Restated Guaranties and the Letter of Credit Applications.

     9(i) Insurance. And shall cause each of its Subsidiaries to, obtain and
          ---------
maintain insurance with responsible companies in such amounts and against such risks as are usually carried by corporations engaged in similar businesses similarly situated, and furnish any of the Banks on request (made through the Agent) full information as to all such insurance. Without limiting the generality of the foregoing, the Company and the Guarantors will and will cause each of their Subsidiaries to: (a) keep all of its physical property insured against fire and extended coverage risks in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, (b) maintain all such workers' compensation or similar insurance as may be required by law, and (c) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas general public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the properties of the Company, any Guarantor or their Subsidiaries, business interruption insurance and product liability insurance.

     9(j) Hazardous Materials.  And shall cause each of its Subsidiaries to:
          -------------------

          (1) Immediately advise the Agent in writing if (i) any Hazardous Materials Claims are hereafter asserted; (ii) any quantity of Hazardous Materials has been released, discharged, or disposed of on, under, or from any Property, such release is reportable under applicable Hazardous Materials Laws to any governmental agency or third party, and such incident has not been previously disclosed to Agent; (iii) any discharge, release, or disposal of any Hazardous Materials in, on, or under any Property would, if remediation of such condition were required by any applicable governmental agency with jurisdiction over such Property, result in remediation costs in excess of $500,000.00; and (iv) upon removal of any underground or aboveground tanks used to store any Hazardous Materials, the characterization of any releases, discharges, or disposal of any Hazardous Materials is required under applicable Hazardous Materials Laws, and such characterization, and any material updates required by any governmental agency with jurisdiction over such incident, shall also be provided to Agent.

          (2) Keep and maintain each Property in compliance with, and not cause or permit any Property to be in violation of, any Hazardous Material Laws, and in all events shall ensure that in the event any discharge, release or disposal of any Hazardous Materials has occurred in, on, under, or about any Property that such incident: (i) does not have any material adverse impact upon the ability of the operator of such Property to continue to operate the Property in substantially the same manner as occurred prior to the incident; and (ii) such operator complies with all orders, notices and other directives of any and all governmental agencies or authorities with jurisdiction over the incident, including, without limitation, implementation of such remediation or abatement measures as may be required by such agencies or may be reasonably necessary to bring such Property into compliance with applicable Hazardous Materials Laws.

     9(k) Compliance with Laws. And shall cause each of its Subsidiaries to
          --------------------
comply, in all material respects, with all Requirements of Law and Contractual Obligations the failure to comply with which could have a material adverse effect on the business, operations, assets or financial or other condition of the Company or any Guarantor.

     9(l) Reserves. And shall cause each of its Subsidiaries to, maintain
          --------
appropriate reserves for depreciation, taxes and other contingent expenses or liabilities in accordance with GAAP.

  10. Negative Covenants. The Company and each Guarantor (to the extent such
      ------------------
covenant relates to such Guarantor or to any Subsidiary of such Guarantor) hereby covenants and agrees that, as long as any Obligations remain unpaid or any Bank has any obligation to make Revolving Loans or the L/C Issuing Bank has any obligation to issue Letters of Credit hereunder, neither the Company nor any Guarantor shall, directly or indirectly:

      10(a) Liens. And shall not permit any of their respective Subsidiaries to,
            -----
create, incur, assume or suffer to exist any Lien upon any of its property and assets except:

            (1) Liens arising from attachments or similar proceedings, pending litigation, judgments or taxes or assessments in any such event whose validity or amount is being contested in good faith by appropriate proceedings satisfactory to the Banks and for which adequate reserves have been established and are maintained in accordance with generally accepted accounting principles, or taxes and assessments which are not due and delinquent;

            (2) Liens of carriers, warehousemen, mechanics and materialmen and other like Liens;

            (3) Pledges or deposits made in connection with workmen's compensation, unemployment or other insurance, old age pensions, or other Social Security benefits, and good faith deposits in connection with tenders, contracts (not including borrowed money) or leases to which it is a party or deposits to secure, or in lieu of, surety, penalty or appeal bonds, performance bonds and other similar obligations;

            (4) Purchase money security interests in or purchase money mortgages on real or personal property acquired after the date hereof to secure purchase money indebtedness of the type and amount permitted by Paragraph 10(b)(4) incurred in connection with the development of new
     ------------------
     restaurants, which security interests or mortgages cover only the real or personal property so acquired;

            (5) Such minor defects, irregularities, encumbrances, easements, rights of way, and clouds on title as normally exist with respect to similar properties which do not materially impair the property affected thereby for the purpose for which it was acquired;

            (6) Landlords' Liens under leases;

            (7) Liens in favor of the Security Agent arising under the Security Documents; and

            (8) Liens securing Other Permitted Secured Debt.

     10(b) Indebtedness. And shall not permit any of their respective
           ------------
Subsidiaries to, create, incur, assume or suffer to exist, or otherwise become or be liable in respect of any Indebtedness except:

           (1) Indebtedness of the Company and the Guarantors arising under this Agreement and the other Loan Documents;

           (2) Indebtedness of the Company and the Guarantors arising under the 10.40% Notes and the 10.40% Note Purchase Agreement and the 6.69% Notes and the 6.69% Note Purchase Agreement;

           (3) Indebtedness of any Subsidiary of the Parent incurred in the ordinary course of business and not incurred through the borrowing of money or the obtaining of credit or the leasing of property, except that credit on an open account basis customarily extended to such Subsidiary in connection with purchases of goods or services in the ordinary course of business shall be permitted;

           (4) Indebtedness of any Subsidiary of the Parent incurred in connection with the acquisition after the date hereof of any real or personal property by such Subsidiary, provided that the principal amount of such Indebtedness shall not exceed in any case the cost, to such Subsidiary of the real or personal property so acquired, and provided further, that the aggregate of all of such Indebtedness for all Subsidiaries may not at any time exceed $5,000,000.00 less the amount of Indebtedness incurred as permitted by subparagraph (7) hereof;

           (5) Indebtedness of the Parent or any Subsidiary in respect of taxes, assessments, governmental charges, and claims for labor, materials or supplies and liabilities under employee benefit plans, including pension plans, to the extent that payment thereof is not yet due;

           (6) Indebtedness consisting of guaranties permitted under Paragraph 10(e) below;
     ---------------

           (7) Indebtedness of the Parent or any Subsidiary in respect of the sale-lease-back transactions permitted by Paragraph 10(i) below hereof;
                                               ---------------

           (8) Indebtedness in respect of Capitalized Leases not to exceed $12,500,000.00 in the aggregate at any time; and

           (9)  Other Permitted Debt.

     10(c) Distributions. And shall not permit any of their respective
           -------------
Subsidiaries to, make any Distributions, other than Distributions from any Subsidiary of the Parent to any Guarantor, except: (1) Distributions of the Parent consisting of non-dividend paying preferred stock and (2) Distributions by the Parent on its common stock in an amount not to exceed, twenty five percent (25%) of Consolidated Net Income, calculated on a cumulative basis from December 30, 1996, of the Parent and its Subsidiaries; provided, however, that the Parent may make no Distributions if a Potential Default or Event of Default then exists or would result therefrom.

     10(d) Investments. And shall not permit any of their respective
           -----------
Subsidiaries to make any Investment in any Person, except for investments which consist of:

           (1) Obligations issued or guaranteed as to principal and interest by the United States of America and having a maturity of not more than one year from the date of acquisition;

           (2) Certificates of deposit with a maturity of not more than one year from the date of acquisition issued by: (i) a bank organized under the laws of the United States of America rated not less than prime-one or A-1 or their equivalents by Moody's Investor Service, Inc. or Standard & Poor's Corporation or their successors, or (ii) BankBoston or Sumitomo;

           (3) Commercial paper with a maturity of not more than 270 days from the date of issuance which is rated not less than prime-one or A-1 or their equivalents by Moody's Investor Service, Inc. or Standard & Poor's Corporation or their successors;

           (4) Repurchase agreements secured by any one or more of the foregoing;

           (5) Shares of any so-called "money market fund" provided that such fund is registered under the Investment Company Act of 1940, has net assets of at least $50,000,000.00 and has at least eighty-five percent (85%) of its net assets invested in investments of the types described in clauses
     (1), (2) and (3) above;

           (6) Investments, not to exceed $500,000.00 in the aggregate amount at any time, consisting of promissory notes taken as full or partial payment of the purchase price of assets sold in accordance with the provisions of Paragraph 10(f)(3) below; and
                   ------------------

           (7) Other Permitted Investments.

     10(e) Guaranties. And will not permit any of their respective Subsidiaries
           ----------
to, become or remain liable in respect to any guaranty of the Indebtedness of any other Person except: (1) guarantees of Indebtedness of the Company issued by the Parent or any Subsidiary of the Parent, which guaranties subordinate or waive any rights of subrogation which the issuers of such guaranties may have against the Company until the Bank/Metropolitan Obligations have been paid in full and the Banks have no further obligation to advance Revolving Loans and the L/C Issuing Bank has no further obligation to issue Letters of Credit hereunder, and (2) Other Permitted Guaranties.

     10(f) Merger, Consolidation and Disposition of Assets. And shall not permit
           -----------------------------------------------
any of their respective Subsidiaries to, merge or consolidate with or into any Person, or sell or lease or otherwise dispose of any substantial part of its assets or any restaurants (except inventory or obsolete equipment in the ordinary course of business and sale-leaseback transactions which shall be governed by Paragraph 10(i) below); provided, however, that so long as there
            ---------------
does not exist a Potential Default or an Event of Default at the time and that no Potential Default or Event of Default would be created as a result of such action:

           (1) The Company may merge or consolidate with any Subsidiary of the Company, but only if the Company is the surviving entity, the Parent may merge or consolidate with any Subsidiary of the Parent (other than the Company), but only if the Parent is the surviving entity, and any Guarantor may merge or consolidate with any Subsidiary of the Parent (other than the Company), but only if the Guarantor is the surviving entity;

           (2) The Company may acquire the business or assets of any Subsidiary of the Company, the Parent may acquire the business or assets of any Subsidiary of the Parent (other than the Company), and any Guarantor may acquire the business or assets of any Subsidiary of the Parent (other than the Company);

           (3) The Parent or the Company, as applicable, may enter into Other Permitted Asset Sales Transactions for cash (except to the extent permitted pursuant to Paragraph 10(b)(6) above), with unrelated third parties and for
                 ------------------
     fair market value; provided, however, that unless the Metropolitan Obligations shall have been paid in full, within ninety (90) days following the consummation of such Other Permitted Sales Transaction one hundred percent (100%) of the net sale proceeds shall be either, at the Company's option, applied as a prepayment against the Metropolitan Obligations or to permanently reduce the Revolving Loan Credit Limit by a like dollar amount (and, if necessary, to pay outstanding Revolving Loans such that the aggregate dollar amount of Revolving Loans and Outstanding Letters of Credit does not exceed the Revolving Loan Credit Limit as so reduced);

          (4) The Parent or any Subsidiary may sell on one or more occasions to an independent unrelated third party and for fair market value other property and equipment with an aggregate net book value for all such property and equipment not in excess of $2,500,000.00; and

          (5) (i) Any Guarantor may transfer any or all of its assets to the Company, and (ii) any Guarantor may transfer assets to the other Guarantor so long as the aggregate net book value of assets transferred by any Guarantor pursuant to this Paragraph (5)(ii) does not exceed $5,000,000.00.
                                -----------------

     10(g) Change of Corporate Name. Change their respective corporate names
           ------------------------
without providing thirty (30) days written notice thereof to the Agent and the Security Agent.

     10(h) Change in Terms and Payment of Capital Stock. Effect or permit any
           --------------------------------------------
change in or amendment to any document or instrument pertaining to the terms of any of their respective capital stock (other than an amendment to increase the number of authorized shares of the Parent's common stock).

     10(i) Sale and Lease-Back. And shall not permit any of their respective
           -------------------
Subsidiaries to, enter into any sale-leaseback transaction as seller/lessee; provided, however, that unless the Metropolitan Obligations shall have been paid in full, within ninety (90) days following the consummation of such sale-leaseback the net sale proceeds shall be either, at the Company's option, applied as a prepayment against the Metropolitan Obligations or to permanently reduce the Revolving Loan Credit Limit by a like dollar amount (and, if necessary, to pay outstanding Revolving Loans such that the aggregate dollar amount of Revolving Loans and Outstanding Letters of Credit does not exceed the Revolving Loan Credit Limit as so reduced).

     10(j) Change in Terms and Payment of 10.40% Notes and 6.69% Notes. Effect
           -----------------------------------------------------------
or permit any change in or amendment to any document or instrument pertaining to the terms of the Company's 10.40% Notes, the 10.40% Note Purchase Agreement, the 6.69% Notes, the 6.69% Note Purchase Agreement, or directly or indirectly, make any payment of principal of or interest on or in redemption, retirement or repurchase of any 10.40% Notes or the 6.69% Notes except for (1) the quarterly interest payments required by the terms of the 10.40% Notes, the mandatory payments of principal called for by Sections 4.2 and 4.3 of the 10.40% Note Purchase Agreement and the prepayments permitted by Section 4.5 of the 10.40% Note Purchase Agreement, (2) the semi-annual interest payments required by the terms of the 6.69% Notes, the mandatory payments of principal called for by Sections 4.2 and 4.3 of the 6.69% Note Purchase Agreement and the prepayments permitted by Section 4.5 of the 6.69% Note Purchase Agreement, (3) prepayments permitted under Paragraphs 10(f)(3) and 10(i) above, and (4) other prepayments;
                -------------------     -----
provided, however, that other prepayments to be made pursuant to this subparagraph (4) may only be made if there would be no breach of the coverage
----------------
ratio test set forth in Paragraph 10(l) below were the full amount of such
                        ---------------
prepayment included in Required Principal Payments of Debt for the period in which such prepayment is to be made.

      10(k) Leverage Ratio Test. Permit as of the last day of any fiscal quarter
            -------------------
the Parent's consolidated ratio of: (1) Total Funded Debt to (2) EBITDA of the Parent and its consolidated Subsidiaries during such fiscal quarter and the immediately preceding three fiscal quarters to be greater than: (i) from the Effective Date to and including September 30, 1997, 3.00:1.00, (ii) from October 1, 1997 to and including September 30, 1998, 2.75:1.00, (iii) from October 1, 1998 to and including September 30, 1999, 2.50:1.00, and (iv) thereafter, 2.00:1.00.

     10(l) Coverage Ratio Test. Permit as of the last day of any fiscal quarter
           -------------------
the ratio of (1) EBITDA of the Parent and its consolidated Subsidiaries during such fiscal quarter and the immediately preceding three fiscal quarters, less cash taxes paid (net of refunds) and Capital Expenditures, to (2) Interest Expense and Required Principal Payments of Debt during such fiscal quarter and the immediately preceding three fiscal quarters to be less than 1.25:1.00.

     10(m) Minimum Consolidated Net Worth. Permit as of the last day of any
           ------------------------------
fiscal quarter the Consolidated Net Worth of the Parent to be less than the sum of:

           (1)  $88,000,000.00; plus

           (2) On a cumulative basis, seventy five percent (75%) of Consolidated Net Income for each fiscal quarter ending after December 31, 1996, with no deductions for losses.


     10(n) Business Activities. Engage in any business other than the operation
           -------------------
     of Chart House restaurants (including the Peohes Restaurant) and the Solana Beach Company.

  11. Events of Default. Upon the occurrence of any of the following events (an
      -----------------
"Event of Default"):


      11(a) The Company shall fail to pay any principal on the Revolving Loans or any L/C Drawing on the date when due or fail to pay within three Business Days of the date when due any other Obligation under the Loan Documents; or

      11(b) Any representation or warranty made by the Company or any Guarantor in any Loan Document shall be inaccurate or incomplete in any material respect on or as of the date made; or

     11(c) The Company or any Guarantor shall fail to maintain its corporate existence or shall default in the observance or performance of any covenant or agreement contained in Paragraphs 9(a), (d), (e), (f), (h), (i), (j), (k) or (l)
                       ---------------  ---  ---  ---  ---  ---  ---  ---    ---
above or Paragraph 10 above; or
         ------------

     11(d) The Company or any Guarantor shall fail to observe or perform any term or provision contained in Paragraphs 9(b), (c) or (g) above and such
                               ---------- ----  ---    ---
failure shall continue for ten (10) days or the Company or any Guarantor shall fail to observe or perform any other term or provision contained in the Loan Documents and such failure shall continue for thirty (30) days after the earlier of (1) written notice of such failure given to the company by the Agent and (2) the date the Company or the applicable Guarantor has knowledge of such failure; or

     11(e) The Company, any Guarantor or any of their Subsidiaries shall default in any payment of principal of or interest on any Indebtedness (other than the Obligations) in an aggregate amount for all such Persons in excess of $1,000,000.00 or any other event shall occur, the effect of which is to permit such Indebtedness to be declared or otherwise to become due prior to its stated maturity; or

     11(f) (1) The Company, any Guarantor or any of their Subsidiaries, shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Company, any Guarantor or any of their Subsidiaries shall make a general assignment for the benefit of its creditors; or (2) there shall be commenced against the Company, any Guarantor or any of their Subsidiaries, any case, proceeding or other action of a nature referred to in clause (1) above which (i) results in the entry of an order for relief or any such adjudication or appointment, or (ii) remains undismissed, undischarged or unbonded for a period of thirty (30) days; or (3) there shall be commenced against the Company, any Guarantor or any of their Subsidiaries, any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within sixty (60) days from the entry thereof; or (4) the Company, any Guarantor or any of their Subsidiaries, shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in (other than in connection with a final settlement), any of the acts set forth in clause (1), (2) or (3) above; or (5) the Company, any Guarantor or any of their Subsidiaries, shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as they become due; or

     11(g) (1) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan,
(2) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or nor waived, shall exist with respect to any Plan, (3) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of the Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten days after notice of such Reportable Event pursuant to Section 4043(a), (c) or
(d) of ERISA is given or the continuance of such proceedings for ten days after commencement thereof, as the case may be, (4) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (5) any withdrawal liability to a Multiemployer Plan shall be incurred by the Company or (6) any other event or condition shall occur or exist; and in each case in clauses (1) through (6) above, such event or condition, together with all other such events or conditions, if any, is likely to subject the Company, any Guarantor or any of their Subsidiaries to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Company or any Guarantor; or

     11(h) One or more judgments or decrees shall be entered against the Company, any Guarantor or any of their Subsidiaries and such judgments or decrees (other than decrees involving amounts in the aggregate for all such Persons of less than $1,000,000.00) shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within thirty (30) days from the entry thereof or in any event later than five days prior to the date of any proposed sale thereunder; or

     11(i) The Company shall voluntarily suspend the transaction of business for more than five days in any calendar year commencing in fiscal year 1997; or

     11(j) Any Guarantor shall fail to observe or perform any provision of its Guaranty or shall attempt to rescind or revoke its guaranty, with respect to future transactions or otherwise; or

     11(k) There shall occur an "Event of Default" under (and as that term is defined in) either the 10.40% Note Purchase Agreement or the 6.69% Note Purchase Agreement; or

     11(l) The Parent shall cease to own one hundred percent (100%) of the outstanding capital stock of the Company or there shall occur a Change of Control of the Parent; or

     11(m) The independent public accountants of the Parent at the Effective Date shall resign and a replacement firm of independent public accountants reasonably acceptable to the Agent and the Banks shall not have been appointed (and accepted such appointment) within sixty (60) days following such resignation;

                                     THEN,

automatically upon the occurrence of an Event of Default under Paragraph 11(f)
                                                               ---------------
above and, in all other cases, at the option of the Agent or as otherwise may be required by the Majority Banks, each Bank's obligation to make Revolving Loans and the L/C Issuing Bank's obligation to issue Letters of Credit hereunder shall terminate, the principal balance of outstanding Revolving Loans and interest accrued but unpaid thereon and the aggregate contingent liability of the Company to reimburse the Banks for future L/C Drawings with respect to Outstanding Letters of Credit and all other Obligations shall become immediately due and payable, without demand upon or presentment to the Company, which are expressly waived by the Company and the Agent and the Banks may immediately exercise all rights, powers and remedies available to them at law, in equity or otherwise. Upon the occurrence of an Event of Default and acceleration of the Obligations, including, without limitation, the contingent obligations of the Company with respect to Outstanding Letters of Credit, the Company shall deliver to the Agent as collateral for such contingent obligations cash in an amount equal to the amount then available for drawing under Outstanding Letters of Credit. All amounts paid by the Company on account of the aggregate contingent liability of the Company under Outstanding Letters of Credit shall be held by the Agent as collateral security for the benefit of the L/C Issuing Bank and the Banks until there are no Letters of Credit Outstanding and all unrepaid L/C Drawings have been paid in full with interest thereon as provided herein, the Company hereby being automatically deemed to have granted to the Agent, the L/C Issuing Bank and the Banks a first priority, perfected security interest in all such monies and to have authorized the Agent to debit such monies in satisfaction of the obligation of the Company to repay L/C Drawings; provided, that, nothing contained herein shall in any manner or to any extent affect the liability of the Company with respect to L/C Drawings in the event for whatever reason the Agent does not so debit such monies on account thereof.

  12.  The Credit Agents.
       -----------------

       12(a) Appointment. Each Bank hereby irrevocably designates and appoints
             -----------
the Agent as the Agent and the Security Agent as the Security Agent of such Bank under the Loan Documents and each such Bank hereby irrevocably authorizes the Agent and the Security Agent (jointly and severally, the "Credit Agents"), as the agents for such Bank, to take such action on its behalf under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Credit Agents by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in the Loan Documents, the Credit Agents shall not have any duties or responsibilities, except those expressly set forth herein or therein, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Credit Agents.

     12(b) Delegation of Duties. The Credit Agents may execute any of their
           --------------------
duties under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Credit Agents shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by them with reasonable care.

     12(c) Exculpatory Provisions. Neither of the Credit Agents nor any of their
           ----------------------
respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (1) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or
(2) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by the Company, any Guarantor or any officer thereof contained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Credit Agents under or in connection with the Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Loan Documents or for any failure of the Company or any Guarantor to perform its obligations hereunder or under the other Loan Documents. The Credit Agents shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Loan Documents or to inspect the properties, books or records of the Company or any Guarantor.

     12(d) Reliance by Credit Agents. The Credit Agents shall be entitled to
           -------------------------
rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certification, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by them to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company and the Guarantors), independent accountants and other experts selected by the Credit Agents. The Credit Agents may deem and treat the payee of any note as the owner thereof for all purposes. As to the Banks: (1) the Credit Agents shall be fully justified in failing or refusing to take any action under the Loan Documents unless they shall first receive such advice or concurrence of the Majority Banks or all of the Banks, as appropriate, or they shall first be indemnified to their satisfaction by the Banks ratably in accordance with their respective Percentage Shares against any and all liability and expense which may be incurred by them by reason of taking or continuing to take any action (except for liabilities and expenses resulting from the applicable Credit Agent's gross negligence or willful misconduct), and (2) the Credit Agents shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request of the Majority Banks or all of the Banks, as appropriate, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks.

     12(e)  Notice of Default.  The Credit Agents shall not be deemed to have
            -----------------
knowledge or notice of the occurrence of any Potential Default or Event of Default hereunder unless the Credit Agents have received written notice from a Bank or the Company or a Guarantor referring to the Loan Documents, describing such Potential Default or Event of Default and stating that such notice is a "notice of default." In the event that either of the Credit Agents receives such a notice, such Credit Agent shall give notice thereof to the other Credit Agent and to the Banks. The Credit Agents shall take such action with respect to such Potential Default or Event of Default as shall be reasonably directed by the Majority Banks provided that such action is consistent with the provisions of this Agreement; provided, however, that, unless and until the Credit Agents shall have received such directions, the Credit Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Potential Default or Event of Default as they shall deem advisable in the best interest of the Banks.


     12(f)  Non-Reliance on Credit Agents and Other Banks.  Each Bank expressly
            ---------------------------------------------
acknowledges that neither of the Credit Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by either of the Credit Agents hereinafter taken, including any review of the affairs of the Company or any Guarantor, shall be deemed to constitute any representation or warranty by the Credit Agents to any Bank. Each Bank represents to the Credit Agents that it has, independently and without reliance upon the Credit Agents or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and the Guarantors and made its own decision to make its loans hereunder and enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon the Credit Agents or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company and the Guarantors. Except for notices, reports and other documents expressly required to be furnished to the Banks by the Credit Agents under the Loan Documents, the Credit Agents shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Company and the Guarantors which may come into the possession of the Credit Agents or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates.

     12(g) Indemnification. The Banks agree to indemnify each of the Credit
           ---------------
Agents in its capacity as such (to the extent not reimbursed by the Company or the Guarantors and without limiting the obligation of the Company and the Guarantors to do so), ratably according to the respective amounts of their Percentage Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Obligations) be imposed on, incurred by or asserted against such Credit Agent in any way relating to or arising out of the Loan Documents or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by such Credit Agent under or in connection with any of the foregoing; provided that no Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Credit Agents's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Obligations.

     12(h) Credit Agents in Their Individual Capacities. Each of the Credit
           --------------------------------------------
Agents and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company and the Guarantors as though such Credit Agent were not a Credit Agent hereunder. With respect to such loans made or renewed by them, the Credit Agents shall have the same rights and powers under the Loan Documents as any Bank and may exercise the same as though it were not a Credit Agent, and the terms "Bank" and "Banks" shall include each Credit Agent in its individual capacity.

     12(i) Successor Credit Agents. The Agent may resign as Agent and the
           -----------------------
Security Agent may resign as Security Agent under the Loan Documents upon sixty
(60) days' notice to the Banks and each of the Agent and the Security Agent agrees that it will so resign in the event it ceases to hold any Percentage Share of the Obligations. If either of the Credit Agents shall resign as provided herein, then the Banks shall appoint from among the Banks a successor Agent or Security Agent, as applicable, or, if such Banks are unable to agree on the appointment of such a successor, the Agent or the Security Agent, as applicable, shall appoint a successor for such Credit Agent (which successor shall, in either case and assuming that there does not exist a Potential Default or Event of Default, be reasonably acceptable to the Company), whereupon such successor shall succeed to the rights, powers and duties of its predecessor, and the term "Agent" or "Security Agent," as applicable, shall mean such successor effective upon its appointment, and the former Agent's or Security Agent's rights, powers and duties shall be terminated, without any other or further act or deed on the part of such former Credit Agent or any of the parties to this Agreement or any of the Loan Documents or successors thereto. After any retiring Credit Agent's resignation hereunder, the provisions of this Paragraph 12 shall
                                                             ------------
inure to its benefit as to any actions taken or omitted to be taken by it while it was a Credit Agent under the Loan Documents.

  13.  Miscellaneous Provisions.
       ------------------------

       13(a) No Assignment. The Company may not assign its rights or obligations
             -------------
under this Agreement without the prior written consent of the Agent and one hundred percent (100%) of the Banks. Subject to the foregoing, all provisions contained in this Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of each Bank, its successors and assigns, and shall be binding upon the Company, its successors and assigns.

     13(b) Amendment. Neither this Agreement nor any of the other Loan Documents
           ---------
may be amended or terms or provisions hereof waived unless such amendment or waiver is in writing and signed by the Majority Banks, the Agent and the Company; provided, however, that without the prior written consent of the Agent and one hundred percent (100%) of the Banks and (other than with respect to subparagraph (3) below) the Company, no amendment or waiver shall: (1) reduce the principal of, or rate of interest or fees on, the Revolving Loans or any Letter of Credit or extend or otherwise modify the required amount or due date for any Revolving Loan or any L/C Drawing, (2) modify the any Bank's Percentage Share (except as the result of an assignment permitted under Paragraph 13(h)(i) below), (3)
                                            ------------------
modify any provision of the Loan Documents requiring one hundred percent (100%) of the Banks to act, (4) modify the definition of "Majority Banks," (5) release any Guarantor from its obligations under its Guaranty or release any collateral at any time held for the Obligations, or (6) amend this Paragraph 13(b); and,
                                                        ---------------
provided further, that no provision of the Loan Documents affecting a Credit Agent may be amended without such Credit Agent's prior written consent. It is expressly agreed and understood that the failure by the required Banks to elect to accelerate amounts outstanding hereunder and/or to terminate the obligation of the Banks to make Revolving Loans hereunder shall not constitute an amendment or waiver of any term or provision of this Agreement.

     13(c) Cumulative Rights; No Waiver. The rights, powers and remedies of the
           ----------------------------
Banks hereunder are cumulative and in addition to all rights, power and remedies provided under any and all agreements between the Company and the Banks relating hereto, at law, in equity or otherwise. Any delay or failure by the Banks to exercise any right, power or remedy shall not constitute a waiver thereof by the Banks, and no single or partial exercise by the Banks of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

     13(d)  Entire Agreement.  This Agreement and the documents and agreements
            ----------------
referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

     13(e)  Survival.  All representations, warranties, covenants and agreements
            --------
herein contained on the part of the Company shall survive the termination of this Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

     13(f)  Notices.  All notices given by any party to the others shall be in
            -------
writing unless otherwise provided for herein, delivered by facsimile transmission, by personal delivery or by overnight courier, addressed to the party as set forth on Schedule 1 attached hereto, as such Schedule 1 may be
                      ----------                          ----------
amended from time to time. Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided herein. Such notices shall be effective on the date received.

     13(g)  Governing Law.  This Agreement shall be governed by and construed in
            -------------
accordance with the substantive laws of the State of California.

     13(h)  Assignments, Participations, Etc.
            --------------------------------

            (1)  Any Bank may at any time, with the consent of the Agent

     (which consent shall not be unreasonably withheld), assign and delegate to one or more Acceptable Financial Institutions (each an "Assignee") all, or any ratable part of all, of the Revolving Loans and the other rights and obligations of such Bank hereunder in a minimum amount of $5,000,000.00; provided, however, that the Company and the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Bank and the Assignee; and (ii) such Bank and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance Agreement. From and after the date that the Agent notifies the assignor Bank that it has received an executed Assignment and Acceptance Agreement,
     (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned to it pursuant to such Assignment and Acceptance Agreement, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance Agreement, relinquish its rights and be released from its obligations under the Loan Documents. Upon the effective date of such assignment, this Agreement and the other Loan Documents shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Percentage Share arising therefrom.

            (2) Any Bank may at any time sell to one or more Acceptable Financial Institutions or other Persons (each a "Participant") participating interests in any Revolving Loans, the funding commitment of that Bank and the other interests of that Bank (the "originating Bank") hereunder and under the other Loan Documents; provided, however, that (i) the originating Bank's obligations under this Agreement shall remain unchanged, (ii) the originating Bank shall remain solely responsible for the performance of such obligations, and (iii) the Company and the Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other Loan Documents.

            (3) Notwithstanding any other provision contained in this Agreement or any other Loan Document to the contrary, any Bank may assign all or any portion of the Revolving Loans held by it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank.

            (4) Each Bank will give not less than three (3) Business Days' prior notice to the Company of its intent to share confidential information regarding the credit facility evidenced hereby to prospective Assignees and Participants.

     13(i)  Counterparts.  This Agreement and the other Loan Documents may be
            ------------
executed in any number of counterparts, all of which together shall constitute one agreement.

     13(j) Sharing of Payments. If any Bank shall receive and retain any
           -------------------
payment, whether by setoff, application of deposit balance or security, or otherwise, in respect of the Obligations in excess of such Bank's Percentage Share thereof, then such Bank shall purchase from the other Banks for cash and at face value and without recourse, such participation in the Obligations held by them as shall be necessary to cause such excess payment to be shared ratably as aforesaid with each of them; provided, that if such excess payment or part thereof is thereafter recovered from such purchasing Bank, the related purchases from the other Banks shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. Each Bank is hereby authorized by the Company to exercise any and all rights of setoff, counterclaim or bankers' lien against the full amount of the Obligations, whether or not held by such Bank. Each Bank hereby agrees to exercise any such rights first against the Obligations and only then to any other Indebtedness of the Company to such Bank.

     13(k) Consent to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT
           -----------------------
TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON
                                                                ---------
CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR
----------
PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENT AND THE LENDERS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

     13(l) Waiver of Jury Trial. THE COMPANY, THE LENDERS AND THE AGENT EACH
           --------------------
WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION,

COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     13(m)  Indemnity.  Whether or not the transactions contemplated hereby are
            ---------
consummated, the Company shall indemnify and hold the Agent, the Security Agent and each Bank and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including reasonable attorney's fees and expenses, including the documented cost of internal counsel) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Revolving Loans and the resignation or replacement of the Agent or replacement of any Bank) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any insolvency proceeding or appellate proceeding) related to or arising out of this Agreement or the Revolving Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, however, that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Paragraph 13(m) shall survive
                                            ---------------
payment of all other Obligations.

     13(n) Marshalling; Payments Set Aside. Neither the Agent nor the Banks
           -------------------------------
shall be under any obligation to marshall any assets in favor of the Company or any other Person or against or in payment of any or all of the Obligations. To the extent that the Company makes a payment or payments to the Agent or the Banks (through the Agent), or the Agent on behalf of the Banks enforces their Liens or exercise their rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent in its discretion) to be repaid to a trustee, receiver or any other party in connection with any insolvency proceeding, or otherwise, then (1) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred, and (2) each Bank severally agrees to pay to the Agent upon demand its ratable share of the total amount so recovered from or repaid by the Agent.

     13(o) Set-off. In addition to any rights and remedies of the Banks provided
           -------
by law, if an Event of Default exists, each Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing to, such Bank to or for the credit or the account of the Company against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured; provided, however, that in no event will any Bank exercise any right of set-off against the Obligations without the prior written consent of the Agent and the Security Agent. Each Bank agrees promptly to notify the Company after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

     13(p) Severability. The illegality or unenforceability of any provision of
           ------------
this Agreement or any other Loan Document or any instrument or agreement required hereunder or thereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions hereof or thereof.

     13(r) No Third Parties Benefited. This Agreement and the other Loan
           --------------------------
Documents are made and entered into for the sole protection and legal benefit of the Company, the Banks and the Agent, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. Neither the Agent nor any Bank shall have any obligation to any Person not a party to this Agreement or other Loan Documents.

   14.  Definitions.  For purposes of this Agreement, the terms set forth below
        -----------
shall have the following meanings:

     "Acceptable Financial Institution" shall mean any commercial bank, savings
      --------------------------------
and loan association, savings bank, finance company, insurance company or pension, mutual or other fund, whether in the form of a partnership or other entity; provided, however, that until the obligations of the Banks to make Revolving Loans and the obligation of the L/C Issuing Bank to issue Letters of Credit shall have terminated, "Acceptable Financial Institution" shall include only such Persons as the Agent reasonably believes are legally permitted to fund their respective Percentage Shares of Revolving Loans and to buy participations in Letters of Credit and unrepaid L/C Drawings.

     "Additional Mortgage Documents" shall have the meaning given such term in
      -----------------------------
Paragraph 6(c) above.
--------------

     "Additional Florida Properties" shall have the meaning given such term in
      -----------------------------
Paragraph 6(c) above.
--------------

     "Affiliate" shall mean, as to any Person, any other Person directly or
      ---------
indirectly controlling, controlled by or under direct or indirect common control with, such Person. "Control" as used herein means with respect to any business entity the power to direct the management and policies of such business entity.

     "Agent" shall have the meaning given such term in the introductory
      -----
paragraph hereof and shall include any successor to BankBoston as the initial "Agent" hereunder.

     "Agreement" shall mean this Agreement, as the same may be amended, extended
      ---------
or replaced from time to time.

     "Alternate Base Rate" shall mean the higher of: (a) the annual rate of
      -------------------
interest announced from time to time by BankBoston at it head office in Boston, Massachusetts as its "base rate" and (b) one half of one percent (0.50%) above the Effective Federal Funds Rate.

     "Alternate Base Rate Loans" shall mean Revolving Loans outstanding
      -------------------------
hereunder at such time as they are made and/or being maintained at a rate of interest based upon the Alternate Base Rate.

     "Amended and Restated Guaranty" shall have the meaning given such term in
      -----------------------------
Paragraph 6(b) above and shall be deemed to refer, jointly and severally, to the
--------------
Amended and Restated Guaranties executed severally by each of the Parent and Big Wave.

     "Applicable Eurodollar Rate" shall mean, with respect to any Eurodollar
      --------------------------
Loan for the Interest Period applicable to such Eurodollar Loan, the rate per annum (rounded upward, if necessary, to the next higher 1/32 of one percent) calculated as of the first day of such Interest Period in accordance with the following formula:

     Applicable Eurodollar Rate =     ER    +   AES
                                    ------
                                     1-ERP

  where

     ER   =  Eurodollar Rate
     ERP  =  Eurodollar Reserve Percentage
     AES  =  Applicable Eurodollar Spread


     "Applicable Eurodollar Spread" shall mean with respect to any Eurodollar
      ----------------------------
Loan for the Interest Period applicable to such Eurodollar Loan: (a) from the Effective Date to but not including the date upon which the Compliance Certificate showing the calculation of the Leverage Ratio and the Coverage Ratio for the fiscal quarter ending December 31, 1997 has been provided to the Agent and the Banks as required pursuant to Paragraph 9(a)(3) above, 1.25%, and (b)
                                      -----------------
thereafter, that percentage determined in accordance with the following table:


                                                                     Applicable
                                                                     ----------
       Leverage                            Coverage                  Eurodollar
       --------                            --------                  ----------
         Ratio                              Ratio                      Spread
         -----                              -----                      ------
Less than 2.00:1.00           and   Greater than 2.00:1.00             0.75%

Greater than or Equal to      and   Less than or Equal to              1.00%
2.00:1.00 but Less                  2.00:1.00 but Greater than
than 2.50:1.00                      1.50:1.00

Greater than or Equal to      and   Less than or Equal to              1.25%
2.50:1.00                           1.50:1.00

     "Assignee" shall have the meaning given such term in Paragraph 13(h)(1)
      --------                                            ------------------
above.

     "Assignment and Acceptance Agreement" shall mean an agreement in the form
      -----------------------------------
of that attached hereto as Exhibit J.
                           ---------

     "Bank/Metropolitan Obligations" shall mean, collectively, the Bank
      -----------------------------
Obligations and the Metropolitan Obligations.

     "Bank Obligations" shall have the meaning given such term in each of the
      ----------------
Security Documents.

     "Big Wave Security Agreement" shall mean the security agreement attached
      ---------------------------
hereto as Exhibit K, as the same may be amended, extended or replaced from time
          ---------
to time.

     "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banks in Boston, Massachusetts or Los Angeles, California are authorized or obligated to close their regular banking business.

     "Capital Expenditures" shall mean, for any period, the aggregate of all
      --------------------
expenditures by the Parent and its Subsidiaries for the acquisition of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which should be capitalized under GAAP on a consolidated balance sheet of the Parent and its Subsidiaries. For the purpose of this definition, the purchase price of equipment which is purchased simultaneously with the trade-in of existing equipment owned by the Company or any of its Subsidiaries or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment for such equipment being traded in at such time, or the amount of such proceeds, as the case may be.

     "Capitalized Leases" shall mean leases under which the Parent or any of its
      ------------------
Subsidiaries is the lessee or obligor, the future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

     "Change of Control" shall mean if any Person other than either Chart House
      -----------------
Investors, L.L.C. or Metropolitan shall own more than twenty percent (20%) of the outstanding capital stock of the Parent.

     "Collateral" shall mean the real and personal property (tangible and
      ----------
intangible) and fixtures which are the subject of the Company Security
Documents.

     "Commitment Schedule" shall mean a schedule setting forth the current
      -------------------
Revolving Loan Credit Limit and for each Bank, such Bank's Maximum Commitment and

Percentage Share, as such schedule may be modified from time to time consistent with the Loan Documents, with the initial Commitment Schedule attached hereto as
Schedule 2.
----------

     "Commonly Controlled Entity" of a Person shall mean a Person, whether or
      --------------------------
not incorporated, which is under common control with such Person within the meaning of Section 414(c) of the Internal Revenue Code.

     "Company Pledge Agreement" shall mean the pledge agreement attached hereto
      ------------------------
as Exhibit L, as the same may be amended, extended or replaced from time to
   ---------
time.

     "Company Security Agreement" shall mean the security agreement attached
      --------------------------
hereto as Exhibit M, as the same may be amended, extended or replaced from time
          ---------
to time.

     "Company Security Documents" shall have the meaning given such term in
      --------------------------
Paragraph 6(a) above.
--------------

     "Compliance Certificate" shall mean a certificate in the form of that
      ----------------------
attached hereto as Exhibit N.
                   ---------

     "Consolidated Net Worth" shall mean the excess of the consolidated total
      ----------------------
assets of the Parent and its Subsidiaries, determined in accordance with GAAP, over Consolidated Total Liabilities, excluding in any event all non-cash gains or losses arising in connection with any Other Permitted Asset Sale.

     "Consolidated Total Liabilities" shall mean all liabilities of the Parent
      ------------------------------
and its Subsidiaries determined on a consolidated basis required to be shown on a balance sheet of the Parent in accordance with GAAP.

     "Contact Office" shall mean the office of the Agent located at 100 Federal
      --------------
Street, Boston, Massachusetts 02106-2016 or such other office as the Agent may notify the Company and the Banks from time to time in writing.

     "Contractual Obligation" as to any Person shall mean any provision of any
      ----------------------
security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

     "Coverage Ratio" shall mean the ratio computed as provided in Paragraph
      --------------                                               ---------
10(l) above.
-----

     "Credit Agents" shall have the meaning given such term in Paragraph 12(a)
      -------------                                            ---------------
above.

     "Credit Event" shall mean the funding, continuation or conversion of any
      ------------
Revolving Loan or the issuance, extension or renewal of any Letter of Credit.

     "Distributions" shall mean with respect to any Person, any declaration or
      -------------
payment of any dividend on or in respect of any shares of any class of capital stock of such Person, other than dividends payable solely in shares of common stock of such Person, or the purchase or other retirement of any shares of any class of capital stock of such Person, directly or indirectly through a Subsidiary or otherwise, the return of capital by such Person to its shareholders as such, or any other distribution on or in respect of any shares of any class of capital stock of such Person.

     "Dobbs Ferry Property" shall have the meaning given such term in Paragraph
      --------------------                                            ---------
6(c) above.
----

     "EBITDA" shall mean for any period the sum of (a) net income (or net loss)
      ------
for such period, plus (b) all amounts treated as expenses for interest, amortization, depreciation, taxes (to the extent included in the determination of net income (or net loss)), and other non-cash charges for such period, plus
(c) to the extent not otherwise included in subparagraph (b) above and only for purposes of determining compliance with Paragraphs 10(k) and 10(l) above through
                                        ----------------     -----
June 30, 1998, cash restructuring charges (not to exceed $900,000.00), and minus
(d) non-cash credits for such period.

     "Effective Date" shall mean the date on which all conditions precedent to
      --------------
the occurrence of the first Credit Event set forth in Paragraph 7(a) above have
                                                      --------------
been met to the satisfaction of the Agent and the Banks.

     "Effective Federal Funds Rate" shall mean on any date the rate per annum
      ----------------------------
equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (of if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three funds brokers of recognized standing selected by the Agent.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
the same may from time to time be supplemented or amended.

     "Eurodollar Business Day" shall mean a Business Day upon which commercial
      -----------------------
banks in London, England are open for domestic and international business.


     "Eurodollar Rate" shall mean, with respect to any Eurodollar Loan for the
      ---------------
Interest Period applicable to such Eurodollar Loan, the arithmetic average as determined by the Agent of the rates at which deposits in immediately available U.S. dollars in an amount equal to the amount of such Eurodollar Loan having a maturity approximately equal to such Interest Period are offered to the Agent by three reference banks to be selected by the Agent in the London interbank market, at approximately 11:00 a.m. (London time) two Eurodollar Business Days prior to the first day of such Interest Period.

     "Eurodollar Rate Loans" shall mean Revolving Loans outstanding hereunder at
      ---------------------
such time as they are made and/or being maintained at a rate of interest based upon the Eurodollar Rate.

     "Eurodollar Reserve Percentage" shall mean with respect to an Interest
      -----------------------------
Period for a Eurodollar Loan, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments) which is imposed under Regulation D on eurocurrency liabilities.

     "Event of Default" shall have the meaning given such term in Paragraph 11
      ----------------                                            ------------
above.

     "Existing Credit Agreement" shall have the meaning given such term in
      -------------------------
Recital A above.
---------

     "GAAP" shall mean generally accepted accounting principles in the United
      ----
States of America in effect from time to time.

     "Governmental Authority" shall mean any nation or government, any state or
      ----------------------
other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guarantors" shall have the meaning given such term in the introductory
      ----------
paragraph to this Agreement.

     "Hazardous Materials" shall mean:
      -------------------

          (a) "Hazardous substances", "hazardous wastes," "hazardous materials," or "toxic substances," as defined in any of the Hazardous Material Laws;

          (b) Any pollutant or contaminant, or hazardous, dangerous or toxic chemical, material, waste or substance ("pollutant") which Hazardous Material Laws prohibit, limit or otherwise regulate as to use, exposure, release, generation, manufacture, sale, transport, handling, storage, treatment, reuse, presence, disposal or recycling;

          (c) Petroleum, crude oil or any fraction of petroleum or crude oil;

          (d) Any radioactive material, including any source, special nuclear or by-product material, as defined at 42 U.S.C. (S)2011 et seq., and
                                                          ------
     amendments thereto and reauthorizations thereof;

          (e) Asbestos-containing materials in any form or condition; and

          (f)  Polychlorinated biphenyls.

      "Hazardous Materials Claims" shall mean any enforcement, cleanup, removal
       --------------------------
or other governmental or regulatory action or order with respect to the Property, pursuant to any Hazardous Materials Laws, and/or any claim asserted in writing by any third party relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials.

     "Hazardous Materials Laws" shall mean any applicable federal, state or
      ------------------------
local laws, ordinances or regulations relating to Hazardous Materials.

     "Indebtedness" of any Person shall mean all items of indebtedness which, in
      ------------
accordance with GAAP and practices, would be included in determining liabilities as shown on the liability side of a balance sheet of such Person as of the date as of which indebtedness is to be determined, including, without limitation, all obligations for money borrowed and capitalized lease obligations, and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

     "Interest Expense" shall mean for any period, interest accrued or paid to
      ----------------
the extent not accrued in a prior period by the Parent and its Subsidiaries for such period (including, without limitation, capitalized interest with respect to Indebtedness, facility fees, commitment fees and similar fees incurred in connection with the borrowing of money).

     "Interest Period" shall mean with respect to any Revolving Loan which is
      ---------------
being maintained as a Eurodollar Rate Loan, the period commencing on the date such Revolving Loan is advanced and ending one, two or three months thereafter, as designated in the related Loan Request; provided, however, that (a) any Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless by such extension it would fall in another calendar month, in which case such Interest Period shall end on the immediately preceding Eurodollar Business Day, (b) any Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period is to end shall, subject to the provisions of clause (a) above, end on the last day of such calendar month, and (c) no Interest Period shall end after the regularly scheduled Revolving Loan Maturity Date.

     "Interim Date" shall mean March 31, 1997.
      ------------

     "Investments" shall mean all expenditures made and all liabilities incurred
      -----------
(contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described in Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding, (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid, (c) there shall be deducted in respect of each such Investment any amount received as a return on capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution), (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid, and (e) there shall not be deducted form the aggregate amount of Investments any decrease in the value thereof.

     "L/C Documents" shall mean any and all documents, instruments and
      -------------
agreements as the L/C Issuing Bank may require be delivered to it as a condition precedent to the issuance by the L/C Issuing Bank of a Letter of Credit.

     "L/C Drawing" shall mean any drawing under a Letter of Credit.
      -----------

     "L/C Issuing Bank" shall mean that Bank which has agreed, with the consent
      ----------------
of the remaining Banks, to issue the Letters of Credit, with the initial L/C Issuing Bank being BankBoston.

     "Letter of Credit" shall have the meaning given such term in Paragraph 2(a)
      ----------------                                            --------------
above.

     "Letter of Credit Application" shall mean an application for the issuance
      ----------------------------
of a Letter of Credit in form satisfactory to the L/C Issuing Bank.

     "Leverage Ratio" shall mean the ratio computed as provided in Paragraph
      --------------                                               ---------
10(k) above.
-----

     "Lien" shall mean any security interest, mortgage, pledge, lien, claim on
      ----
property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financial statement under the Uniform Commercial Code of any jurisdiction.

     "Loan Documents" shall mean this Agreement, the Replacement Notes, the
      --------------
Security Documents, the Amended and Restated Guaranties, the Letters of Credit, the Letter of Credit Applications and other L/C Documents and each other document, instrument or agreement executed by the Company in connection herewith or therewith, as any of the same may be amended, extended or replaced from time to time.

     "Loan Request" shall mean a request for a Revolving Loan in form
      ------------
satisfactory to the Agent.

     "Majority Banks" shall mean the Banks holding not less than sixty-seven
      --------------
percent (67%) of the Percentage Shares.

     "Maximum Commitment" shall mean for any Bank at any date, the dollar amount
      ------------------
specified as such Bank's "Maximum Commitment" on the current Commitment Schedule, as such amount may be increased or decreased by written agreement of the Company, the Agent and one hundred percent (100%) of the Banks, with each Bank's initial Maximum Commitment being set forth on Schedule 2 hereto.
                                                     ----------

     "Metropolitan" shall mean Metropolitan Life Insurance Company, a New York
      ------------
corporation.

     "Metropolitan Obligations" shall have the meaning given such term in each
      ------------------------
of the Security Documents.

     "Mortgages" shall mean those real property mortgages described more
      ---------
particularly on Exhibit O attached hereto and any other mortgages or deeds of
                ---------
trust that may subsequently be executed and delivered by the Company to the Security Agent, as any of the same may be amended, extended or replaced from time to time.

     "Multiemployer Plan" as to any Person shall mean a Plan of such Person
      ------------------
which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

     "Obligations" shall mean any and all debts, obligations and liabilities of
      -----------
the Company to the Banks (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Loan Documents.

     "Other Permitted Asset Sales" shall mean sales of those assets described on
      ---------------------------
Exhibit P attached hereto.
---------

     "Other Permitted Debt" shall mean Indebtedness described on Exhibit Q
      --------------------                                       ---------
attached hereto.

     "Other Permitted Guaranties" shall mean those guaranties described on
      --------------------------
Exhibit R attached hereto.
---------

     "Other Permitted Investments" shall mean Investments described on Exhibit S
      ---------------------------                                      ---------
attached hereto.

     "Other Permitted Secured Debt" shall mean Indebtedness described as such on
      ----------------------------
Exhibit Q attached hereto.
---------

     "Outstanding" shall mean with respect to Letters of Credit, any Letter of
      -----------
Credit which has not been canceled, expired unutilized or fully drawn upon and reference to the "amount" of any Outstanding Letter of Credit shall be deemed to mean the amount available for drawing thereunder.

     "Parent Pledge Agreement" shall mean the pledge agreement attached hereto
      -----------------------
as Exhibit T, as the same may be amended, extended or replaced from time to
   ---------
time.

     "Participant" shall have the meaning given such term in Paragraph 13(h)(2)
      -----------                                            ------------------
above.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation established
      ----
pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

     "Percentage Share" shall mean, for any Bank at any date that percentage
      ----------------
which such Bank's Maximum Commitment bears to the Revolving Loan Credit Limit, as set forth on the most recent Commitment Schedule, with the initial Percentage Shares of the Banks being set forth on Schedule 2 attached hereto.
                                       ----------

     "Person" shall mean any corporation, natural person, firm, joint venture,
      ------
partnership, limited liability company, trust, unincorporated organization, government or any department or agency of any government.

     "Plan" shall mean as to any Person, any pension plan that is covered by
      ----
Title IV of ERISA and in respect of which such Person or a Commonly Controlled Entity of such Person is an "employer" as defined in Section 3(5) of ERISA.

     "Potential Default" shall mean an event which but for the lapse of time or
      -----------------
the giving of notice, or both, would constitute an Event of Default.

     "Property" shall mean, collectively and severally, any and all real
      --------
property, including all improvements and fixtures thereon, owned or occupied by the Company or any of its Subsidiaries.

     "Regulation D" shall mean Regulation D of the Board of Governors of the
      ------------
Federal Reserve System (12 C.F.R. (S) 221), as the same may from time to time be amended, supplemented or superseded.


     "Replacement Notes" shall have the meaning given such term in Paragraph
      -----------------                                            ---------
4(a) above.
----

     "Reportable Event" shall mean a reportable event as defined in Title IV of
      ----------------
ERISA, except actions of general applicability by the Secretary of Labor under
Section 110 of ERISA.

     "Required Principal Payments of Debt" shall mean for any period all
      -----------------------------------
regularly scheduled payments on account of Indebtedness for borrowed money and capitalized lease obligations during such period, it being expressly agreed and understood that in no event shall "regularly scheduled payments" include the aggregate $9,000,000.00 of principal payments due on the Metropolitan Obligations from July 1996 through July 1997, regardless of when paid, or otherwise regularly scheduled payments due during such period which are prepaid as permitted hereunder during a previous period.

     "Requirements of Law" shall mean as to any Person the Certificate of
      -------------------
Incorporation and ByLaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Revolving Loan" shall have the meaning given such term in Paragraph 1(a)
      --------------                                            -------------
above.

     "Revolving Loan Credit Limit" shall mean $20,000,000.00, as such amount may
      ---------------------------
be increased or decreased by written agreement of the Agent, the Company and one hundred percent (100%) of the Banks.

     "Revolving Loan Maturity Date" shall mean the earlier of: (a) June 27,
      ----------------------------
2000, as such date may be extended from time to time in writing by one hundred percent (100%) of the Banks, in their sole discretion, and (b) the date the Banks terminate their obligation to make further Revolving Loans hereunder pursuant to Paragraph 11 above.
            ------------

     "Secured Parties" shall have the meaning given such term in each of the
      ---------------
Security Documents.

     "Security Agent" shall have the meaning given such term in the introductory
      --------------
paragraph hereof and shall include any successor to Sumitomo as the initial "Security Agent" hereunder.

     "Security Documents" shall mean, collectively and severally, the Company
      ------------------
Security Documents, the Parent Pledge Agreement and the Big Wave Security Agreement.

     "Single Employer Plan" shall mean as to any Person any Plan of such Person
      --------------------
which is not a Multiemployer Plan.


     "Statement Date" shall mean December 30, 1996.
      --------------

     "Subsidiary" shall mean with respect to any Person, any corporation more
      ----------
than fifty percent (50%) of the stock of which having by the terms thereof ordinary voting power to elect the board of directors, managers or trustees of such corporation shall, at the time as of which any determination is being made, be owned by such Person, either directly or through Subsidiaries of such Person (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency).

     "Total Funded Debt" shall mean for any Person all Indebtedness for borrowed
      -----------------
money, capitalized lease obligations and contingent liabilities with respect to issued and outstanding letters of credit.

     "Trademark Notice" shall mean that notice attached hereto as Exhibit U, as
      ----------------                                            ---------
the same may be amended, extended or replaced from time to time.

     "6.69% Notes" shall mean the 6.69% Senior Secured Notes issued by the
      -----------

Company to Metropolitan pursuant to the 6.69% Note Purchase Agreement.

     "6.69% Note Purchase Agreement" shall mean that certain Note Purchase and
      -----------------------------
Guarantee Agreement dated as of December 30, 1993 among the Company, the Guarantors and Metropolitan, as amended from time to time with the consent of the Banks.

     "10.40% Notes" shall mean the 10.40% Senior Secured Notes issued by the
      ------------
Company to Metropolitan pursuant to the 10.40% Note Purchase Agreement.

     "10.40% Note Purchase Agreement" shall mean that certain Note Purchase and
      ------------------------------
Guarantee Agreement dated as of July 24, 1990 among the Company, the Guarantors and Metropolitan, as amended and restated pursuant to that certain Amended and Restated Note Purchase and Guarantee Agreement dated as of December 30, 1993, as further amended from time to time with the consent of the Banks.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                    CHART HOUSE, INC.



                                    By: /s/ JAMES C. WENDLER
                                       -------------------------------
                                    Name:  James C. Wendler
                                    Title: Vice President, Treasurer &
                                           Assistant Secretary


                                    CHART HOUSE ENTERPRISES, INC.


                                    By: /s/ JAMES C. WENDLER
                                        ------------------------------
                                    Name:  James C. Wendler
                                    Title: Vice President-Finance, &
                                           Chief Financial Officer


                                    BIG WAVE, INC.


                                    By: /s/ JAMES C. WENDLER
                                        ------------------------------
                                    Name:  James C. Wendler
                                    Title: Vice President, Treasurer &
                                           Assistant Secretary

                                    BANKBOSTON, N.A., as the Agent and as a Bank



                                    By: /s/ THOMAS F. FARLEY, JR.
                                        -------------------------
                                        Thomas F. Farley, Jr.,
                                        Director


                                    THE SUMITOMO BANK OF CALIFORNIA,
                                    as the Security Agent and as a Bank



                                    By: /s/ MATTHEW VAN STEENHUYSE
                                        --------------------------
                                        Matthew Van Steenhuyse,
                                        Vice President